As filed with the Securities and Exchange Commission on October 25, 2024

1933 Act File No. 333-_______

1940 Act File No. 811-24015

U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[X] Registration Statement Under the Securities Act of 1933

[  ] Pre-Effective Amendment No. _

[  ] Post-Effective Amendment No. _

and

[X] Registration Statement Under the Investment Company Act of 1940

[  ] Amendment No. _

 Strive American Energy Income Fund

Exact Name of Registrant as Specified in Charter

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices)

(610) 676-1000

(Registrant’s Telephone Number, including Area Code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copies of Communications to:

David W. Freese

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

_______________

[ ]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[X]	Check box if any securities being registered on the Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[ ]	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

[X]	when declared effective pursuant to section 8(c)

If appropriate, check the following box:

[ ]	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ]	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”))

[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[X]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

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[ ]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

[ ]	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

[X]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

_______________

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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commissionis effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated October 25, 2024

PROSPECTUS

STRIVE AMERICAN ENERGY INCOME FUND

Class I Shares ([  ]) of Beneficial Interest

$[2,500] Minimum Purchase

Strive American Energy Income Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund.

Interval Fund Structure. As an “interval fund,” the Fund is designed primarily for long-term investors and not as a trading vehicle. Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund will make quarterly offers to repurchase an amount not less than 5% and not more than 25% of the Fund’s outstanding shares of beneficial interest at net asset value (“NAV”), according to the Fund’s repurchase policy established pursuant to Rule 23c-3 under the Investment Company Act. In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the shares to seek to provide liquidity to shareholders, you should consider the shares to be illiquid. See “Risks — Repurchase Offers Risks.” The Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Investment Objective. The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Investment Strategies. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in energy-related assets located in the continental United States (collectively, “Oil and Gas Interests”). Oil and Gas Interests include non-operated working interests, mineral interests, royalty interests, Overriding Royalty Interests (“ORRIs”), fee, state or federal mineral property rights and similar interests and will typically be located in well-established regions of the continental United States. The Fund will typically gain exposure to its Oil and Gas Interests through co-investment arrangements, joint ventures or wholly-owned subsidiaries (collectively, “Oil and Gas Investment Vehicles”). The potential investment structure of the Oil and Gas Investment Vehicles themselves may also vary. The Oil and Gas Investment Vehicles may be entities, including special purpose vehicles, in which the Fund has a majority or minority interest, or wholly-owned subsidiaries of the Fund (“Wholly Owned Entities”). The Oil and Gas Investment Vehicles are expected to consist in part of entities in which the Fund will co-invest alongside affiliates of the Fund, including affiliates of Strive Asset Management, LLC (“Strive”) and LEH II Management LLC ( “Lincoln”, and collectively with Strive, the “Co-Advisers”) (“Co-Investment Entities”)[, subject to the terms and conditions of an exemptive order the Fund received from the Securities and Exchange Commission (the “SEC”) allowing the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with or managed by one or both of the Co-Advisers.] The Oil and Gas Investment Vehicles may also consist of entities in which the Fund will co-invest solely alongside unaffiliated third-party investors (“Joint Venture Entities”).

Shares. This prospectus (the “Prospectus”) applies to the offering of Class I Shares of beneficial interest of the Fund (the “Shares”). See “Plan of Distribution.” The Shares will be continuously offered at NAV as of the date that the request to purchase Shares is received and accepted by or on behalf of the Fund. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. During this continuous offering, the Fund is offering to sell Shares through SEI Investments Distribution Co. (the “Distributor”), under the terms of this Prospectus, an unlimited number of Shares of beneficial interest at net asset value plus any applicable sales load. While the Fund does not impose an initial sales charge on Class I Shares, if you buy Class I Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine. In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders. As of [ ], the Fund’s net asset value per Class I Share was $[ ]. As of [ ], there were [ ] Class I Shares outstanding. The minimum initial investment for Class I Shares is $2,500, while subsequent investments may be made with $[100]. The Fund reserves the right to waive the investment minimum. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. Monies received will be invested promptly and no arrangements have been made to place such monies in an escrow, trust or similar account. The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop. Moreover, the Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Agreement and Declaration of Trust of the Fund (as amended and restated from time to time, the “Declaration of Trust”).

Investing in the Shares involves risks that are described in the “Risk Factors” section of this Prospectus.

•	The Fund does not intend to list its Shares on any securities exchange, and the Fund does not expect a secondary market in the Shares to develop.

•	You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

•	Even though the Fund will offer to repurchase Shares on a quarterly basis, subject to the limitations described herein, you should consider Shares of the Fund to be an illiquid investment. There is no guarantee that you will be able to sell your Shares at any given time or in the quantity that you desire.

•	The Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment.

•	There is no assurance that distributions paid by the Fund will be maintained at a certain level or that distributions will be paid at all.

•	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.

•	A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

•	The Fund may utilize borrowings and financial leverage and assume significant risks as a result. See “Risk Factors − Leverage Risk.”

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund’s Shares, and retain it for future reference. The Fund’s Statement of Additional Information (“SAI”) dated [ ], as it may be supplemented, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on page of this Prospectus, annual and semi-annual reports to Shareholders when available, and other information about the Fund, and make Shareholder inquiries by calling [( ) - ], by writing to the Fund at [ ], or from the Fund’s or Strive’s website (http://www.[ ].com). Please note that the information contained in the Fund’s or Strive’s website, whether currently posted or posted in the future, is not part of this Prospectus or the documents incorporated by reference in this Prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission’s website (http://www.sec.gov). Neither the SEC nor any state securities commission has approved or disapproved these securities or determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The date of this Prospectus is [ ], 2024.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

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PROSPECTUS SUMMARY

This is only a summary and highlights information contained elsewhere in this Prospectus. It does not contain all of the information that may be important to you and your investment decision. You should carefully read this entire Prospectus, including the matters set forth under “Risk Factors,” and the Statement of Additional Information (the “SAI”). In this Prospectus and the SAI, unless the context otherwise requires, references to “the Fund,” “we,” “us” and “our” refer to Strive American Energy Income Fund.

The Fund

Strive American Energy Income Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund is an interval fund that will provide limited liquidity by offering to make quarterly repurchases of each class of shares (“Shares”) at that class of Shares’ net asset value (NAV”), [which will be calculated on a daily basis]. Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). Shares of the Fund have no history of public trading, nor is it intended that such Shares will be listed on a public securities exchange, and therefore an investment in Shares should be treated by investors as an illiquid investment (see “Risk Factors” below). The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund acquired all of the assets and liabilities of Del Rio Royalty Company II LLC (the “Predecessor Fund”), a private fund that merged into the Fund, in a tax-free [reorganization] on or about [ ] (the “Reorganization”). In connection with the Reorganization, interests in the Predecessor Fund [will be/were] exchanged for Class I Shares. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the Reorganization, LEH II Management LLC (“Lincoln”) served as the manager to the Predecessor Fund and one of the co-investment advisers to the Fund.

Investment Objective

The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without approval of the Fund’s shareholders (“Shareholders”). There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in energy-related assets located in the continental United States (collectively, “Oil and Gas Interests”). Oil and Gas Interests include non-operated working interests, mineral interests, royalty interests, Overriding Royalty Interests (“ORRIs”), fee, state or federal mineral property rights and similar interests and will typically be located in well-established regions of the continental United States. The Fund will typically gain exposure to its Oil and Gas Interests through co-investment arrangements, joint ventures or wholly owned subsidiaries (collectively, “Oil and Gas Investment Vehicles”). The potential investment structure of the Oil and Gas Investment Vehicles themselves may also vary. The Oil and Gas Investment Vehicles may be entities, including special purpose vehicles, in which the Fund has a majority or minority interest or wholly owned subsidiaries of the Fund (“Wholly Owned Entities”). The Oil and Gas Investment Vehicles are expected to consist in part of entities in which the Fund will co-invest alongside affiliates of the Fund, including those of Strive Asset Management, LLC (“Strive”) and LEH II Management LLC (“Lincoln”, and collectively with Strive, the “Co-Advisers”) (“Co-Investment Entities”)[, subject to the terms and conditions of an exemptive order the Fund received from the SEC allowing the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with or managed by one or both of the Co-Advisers.] The Oil and Gas Investment Vehicles may also consist of entities in which the Fund will co-invest solely alongside unaffiliated third party investors (“Joint Venture Entities”).[The Fund may invest in Oil and Gas Interests or interests in Oil and Gas Investment Vehicles through one or more wholly-owned entities organized in the Cayman Islands or other non-U.S. jurisdiction (the “Offshore Subsidiaries”). The Fund may allocate up to 25% of its assets in the Offshore Subsidiaries, which have the same investment objective as the Fund, and are intended to provide the Fund with indirect exposure to Oil and Gas Interests in a manner consistent with the limitations and requirements of the code that apply to the Fund, which limit the amount of income the Fund may receive from certain sources. To the extent they are applicable to the investment activities of the Offshore Subsidiaries, the Offshore Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with Section 8 and Section 18 of the Investment Company Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Offshore Subsidiaries. Each of the Offshore Subsidiaries complies with Section 17 of the Investment Company Act relating to affiliated transactions and custody. The Co-Advisers will act as the co-investment advisers to any Offshore Subsidiary pursuant to a separate investment advisory agreement with each such Offshore Subsidiary. Although the Offshore Subsidiaries are not expected to be registered under the Investment Company Act, the Co-Advisers comply with provisions of the Investment Company Act relating to investment advisory contracts with respect to the Offshore Subsidiaries.]

Oil and Gas Interests

The Oil and Gas Interests underlying the Oil and Gas Investment Vehicles generally fall into two categories:

•	Developed – The majority of the of Fund’s assets are expected to be deployed in working interests, mineral rights and/or ORRIs which are producing at the time of acquisition by an Oil and Gas Investment Vehicle. Developed investments are expected to have a lower rate of return than near-term development assets, however they are viewed as subject to less pronounced risks and are predominantly associated with production risk.

•	Near-Term Development – A portion of the Fund’s asset are expected to be deployed in working interests in near-term development projects where the Fund will indirectly assume the risks of drilling and completing the wells prior to the start of construction. These assets are generally expected to have a higher rate of return on investment relative to the other categories but are also subject to additional risks.

All of the Oil and Gas Interests underlying the Oil and Gas Investment Vehicles will be “non-operated,” meaning that the Fund is not responsible for the development or management of the real property or drilling and extraction operations related to such interests.

The Fund concentrates (i.e., invests 25% or more of its total assets) its investments in the Crude Petroleum and Natural Gas Industry.

Investment Co-Advisers

Strive

Strive, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) is one the Fund’s two co-advisers. Strive oversees Lincoln’s management of the Fund’s assets and provides trading, execution and various other administrative services and supervises the overall daily management of the Fund. Strive’s principal offices are located at 6555 Longshore Street, Suite 220, Dublin, Ohio 43017. Strive was founded in 2022 by Vivek Ramaswamy and Anson Frericks. As of [January 31, 2024], Strive had approximately $[1.15] billion in total assets under management.

Lincoln

Lincoln was founded by Benjamin Schuessler to invest capital in non-operated oil and gas assets. Lincoln is registered with the SEC as an investment adviser under the Advisers Act. Lincoln has discretionary responsibility to select the Fund’s investments in accordance with the Fund’s investment objectives and strategy. To date, Lincoln has sponsored several investment vehicles including Del Rio Holdings LLC and Del Rio Royalty Company II LLC and has approximately $280 million in total assets under management. Lincoln, through its team’s decade of experience in the space, believes that a lack of investment capital in upstream oil and gas can provide investors an opportunity to earn attractive risk-adjusted returns. Lincoln also believes that it is qualified to capitalize on the opportunity due to its longevity in the sector, the diverse skillsets of its management team, its management team’s reputation and relationships in the oil and gas sector, and its capital markets experience. Lincoln’s principal offices are located at 3333 S. Bannock St., Ste 500, Englewood, Colorado 80110.

Management Fee

Pursuant to the Investment Management Agreement between the Fund and the Co-Advisers, and in consideration of the services provided by the Co-Advisers to the Fund, the Co-Advisers are entitled to a total management fee (the “Management Fee”) equal to [ ]% of the Fund’s average daily net assets. The Management Fee will be paid to the Co-Advisers out of the Fund’s assets. Because the Management Fee is calculated based on the Fund’s average daily net asset value and is paid out of the Fund’s assets, it reduces the net asset value (“NAV”) of the Shares.

Pursuant to a fee waiver agreement entered into between the Fund and the Co-Advisers (the “Fee Waiver Agreement”), the Co-Advisers have contractually agreed to reduce the Management Fee to [ ]% for the one-year period beginning from the effective date of the registration statement. Unless otherwise extended by agreement between the Fund and the Co-Advisers, the Management Fee payable by the Fund after the termination of the Fee Waiver Agreement will be equal to [ ]% of the Fund’s average daily net assets.

Administration and Accounting Agent

SEI Investments Global Funds Services serves as the Fund’s Administrator and Accounting Agent. See “Management of the Fund.”

Transfer Agent

[ ] serves as the Fund’s transfer agent. See “Management of the Fund.”

Custodian

[ ] serves as the Fund’s custodian. See “Management of the Fund.”

Distribution Fees

Class I Shares are not subject to a Distribution Fee. See “Plan of Distribution.”

Closed-End Fund Structure

Closed-end funds differ from mutual funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via an exchange. Unlike many closed-end funds, however, the Shares will not be listed on an exchange. Instead, the Fund will provide limited liquidity to Shareholders by offering to repurchase a limited amount of the Shares (at least, and typically expected to be, 5%) quarterly, which is discussed in more detail below. The Fund, similar to a mutual fund, is subject to continuous asset inflows, although not subject to the continuous outflows. See “Quarterly Repurchases of Shares.”

Share Classes

The Fund currently offers only Class I Shares. The Fund began continuously offering its Class I Shares on [ ]. The Fund may add additional classes of Shares in the future. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each Share class are different. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses.” If an investor has hired an intermediary and is eligible to invest in more than one class of Shares, the intermediary may help determine which Share class is appropriate for that investor. When selecting a Share class, you should consider which Share classes are available to you, how much you intend to invest, how long you expect to own Shares, and the total costs and expenses associated with a particular Share class. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which Share class is best for you. Not all financial intermediaries offer all classes of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. Shares are not listed on any securities exchange and the Fund anticipates that no secondary market will develop for the Shares. Accordingly, you may not be able to sell Shares when and in the amount you desire. Shareholders should consider Sharers to be an illiquid investment. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. There is also no guarantee that the Fund will be able to make any distributions or maintain a certain level of distributions to Shareholders. An investment in the Fund should not be viewed as a complete investment program.

Repurchases of Shares

The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange. No secondary market is expected to develop for the Fund.

The Fund is an “interval fund” that is designed to provide some liquidity to Shareholders by making quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the Investment Company Act, unless such offer is suspended or postponed in accordance with relevant regulatory requirements (as discussed below). In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum allowable amount of 5% of its outstanding Shares. Quarterly repurchases will occur in the months of [March, June, September and December]. The first Repurchase Request Deadline (as defined below) for the Fund shall occur no later than two calendar quarters after the Fund’s initial effective date. The Fund’s offer to purchase Shares is a fundamental policy that may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act). Written notifications of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to Shareholders at least 21 calendar days before the repurchase request deadline (the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”); however, the Fund will seek to provide the Repurchase Offer Notice more than 21 calendar days in advance of the Repurchase Request Deadline but no more than 42 calendar days before the Repurchase Request Deadline. The NAV per Share will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. During the period an offer to repurchase is open, Shareholders may obtain the current NAV per Share by calling [_____].

The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Interval Funds Risks,” “Repurchase Offers Risks.”

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. If the Fund is required to sell securities to purchase Shares that are tendered, remaining Shareholders will be subject to increased risk and increased Fund expenses as a percentage of new assets.

Use of Proceeds

The Fund will invest the proceeds of the continuous offering of Shares on an ongoing basis in accordance with its investment objectives and policies as stated below. The proceeds of this offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund’s investment objective and investment policy. See “Risk Factors” for more discussion of the potential limitations on the Fund’s ability to invest consistent with its investment objective and investment policy.

Use of Leverage

The Fund and/or the Oil and Gas Investment Vehicles may employ leverage to the extent allowed under the Investment Company Act by utilizing a bank loan secured by the liquid securities of the Fund, commercial paper, and/or other borrowings available to the Fund and/or the Oil and Gas Investment Vehicles. Leveraging is a speculative technique and there are special risks and costs involved. The Fund initially anticipates that, under normal market conditions, it will employ leverage through borrowings from banks or other financial institutions in the amount of [up to 33 1/3%] of the Fund’s Managed Assets. “Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund).

In general, the Fund is prohibited from engaging in most forms of leverage representing indebtedness unless immediately after the issuance of such leverage the Fund has satisfied the asset coverage requirement with respect to senior securities representing indebtedness prescribed by the Investment Company Act—i.e., the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”), is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, this asset coverage requirement is satisfied.

Notwithstanding the forgoing, pursuant to Rule 18f-4, closed-end funds that use derivatives are subject to a value-at-risk (“VaR”) leverage limit, are required to implement a derivatives risk management program and must make certain reports to the board. These requirements apply unless a closed-end fund qualifies as a “limited derivatives user,” as defined under the rule. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts. Moreover, even if such derivative and other transactions of the Fund are covered, they could represent a form of economic leverage and create special risks. See “Risk Factors — Leverage Risk.”

The Fund will seek to use leverage opportunistically and may determine to increase, decrease, or eliminate its use of leverage over time and from time to time based on various considerations, including the yield curve environment, interest rate trends and market conditions. There is no assurance that borrowings or other forms of leverage will in fact be established or be maintained in the future. If and when leverage is used, there is no assurance that the Fund’s leveraging strategies will be successful. The use of leverage will increase the volatility of the performance of the Fund’s investment portfolio and could result in the Fund experiencing greater losses than if leverage was not used. The net proceeds the Fund obtains from the use of leverage will be invested in accordance with the Fund’s investment objective and policies as described in this Prospectus. So long as the rate of return, net of applicable Fund expenses, on the investments purchased by the Fund from leverage proceeds exceeds the costs of such leverage to the Fund, the use of leverage should help the Fund to achieve an investment return greater than it would have if it had not utilized leverage, although the use of leverage also may result in losses greater than if the Fund had not used leverage.

The Fund may borrow money in order to repurchase its Shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund. The Fund may also borrow to facilitate investments. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Risk Factors — Leverage Risk.”

Board of Trustees

The Board has overall responsibility for monitoring and overseeing the management and operations of the Fund. A majority of the Trustees are not “interested persons,” as defined in the Investment Company Act, of the Fund, the Co-Advisers, the Distributor, or any affiliates of any of the foregoing (the “Independent Trustees”).

Distribution Policy and Dividend Reinvestment Policy

The Fund’s distribution policy is to make quarterly distributions to Shareholders. Unless a Shareholder elects otherwise, the Shareholder’s distributions will be reinvested in additional Shares of the same class under the Fund’s dividend reinvestment plan. Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). See “Distribution Policy and Dividend Reinvestment Plan.”

Taxation

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” (a “RIC”) under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. To qualify as a RIC, at least 90% of the Fund’s gross income must be derived from (A) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (B) net income derived from an interest in a qualified publicly traded partnership.

Code § 851 does not contain a definition of “securities”. However, the section provides that terms not defined in the section have the meanings under the Investment Company Act. Some of the intended investments of the Fund may not qualify as “securities” under the Investment Company Act. The Fund has attempted to isolate those investments in a controlled Offshore Subsidiary. However, to satisfy the RIC diversification tests, the Offshore Subsidiary may not represent more than 25% of the value of the Fund at the end of any quarter (subject to some exceptions). If it is determined that the investments held directly by the Fund are not securities, or if the Offshore Subsidiary represents more than 25% of the value of the Fund at the end of a quarter, the Fund may lose its status as a RIC and be subject to corporate level taxation.

The Fund intends to treat any income it may derive from the investments received by the Offshore Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The Internal Revenue Service had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Offshore Subsidiary would be qualifying income, if (i) the income is distributed in the same year that it is required to be included in the income of the RIC or (ii) the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Offshore Subsidiary, the Fund intends to cause the Offshore Subsidiary to make distributions that would allow the Fund to make timely distributions to its Shareholders.

If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes. See “Federal Tax Matters.”

Risk Factors

An investment in the Fund is subject to a high degree of risk. There can be no assurance the Fund will achieve its investment objective. Risks of investing in the Fund, include, but are not limited to, those outlined below. See “Risk Factors” and elsewhere in this Prospectus where risks of investment are discussed in more detail. You should consider carefully the risks before investing in the Shares. You may also wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

•	Energy Sector Risk. Securities prices for companies in the energy sector are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, among other factors.

•	Oil and Gas Volatility Risk. The Fund’s future performance depends on the amount of oil and gas production from the underlying properties and the prices received for such production. Oil and natural gas are commodities and, therefore, their prices are subject to wide fluctuations in response to relatively minor changes in supply and demand. In recent years, the markets for oil and natural gas have been volatile. These markets will likely continue to be volatile in the future. Further, oil prices and natural gas prices do not necessarily fluctuate in direct relation to each other. The Fund cannot predict future oil and gas prices and such prices may decline. The prices received for production, and the levels of production, will depend on numerous factors beyond the Fund’s control.

•	Well Productivity Risk. Project areas on the properties underlying the Fund’s investments may be in various stages of development, ranging from project areas with current drilling or production activity to project areas that have limited drilling or production history. Drilling, testing and completing oil and gas wells involves a high risk of loss. A large number of wells result in dry holes, while others do not produce oil or gas in sufficient quantities to make them commercially profitable to complete and/or produce after completion. Many risks are involved that experience, knowledge, scientific information and careful evaluation cannot avoid. The drilling of dry holes on the properties underlying the Fund’s investments could materially and adversely affect the Fund’s revenue. Even if pre-completion testing and analysis indicate the presence of hydrocarbons in commercial quantities and completion of its wells are attempted, there can be no assurance that the wells will be successfully completed, that the wells will produce oil and/or gas in commercial quantities, or that the wells will produce revenue sufficient to recover the Fund’s investment and return a profit. Therefore, investors must be prepared to lose all of their investment, as there can be no assurance that drilling, testing and completion of wells will result in oil or gas production or that production, if obtained, will be profitable for the Fund. Additionally, oil and gas wells sometimes experience production decline that is rapid and irregular. Initial production from a well (if any) does not accurately indicate any consistent level of production to be derived therefrom.

•	Dependence on Infrastructure Risk. Drilling wells in areas remote from marketing infrastructure may delay production from those wells until sufficient reserves are established to justify construction of necessary gathering lines, pipelines and production facilities, which in turn could delay revenue to the Fund under working interests, ORRIs or other mineral or royalty interests. While the prospects may be in areas of current or historical oil and/or gas production with existing infrastructure, delays may nevertheless occur in the sale of production. Local conditions including, but not limited to, pipeline operating pressures or capacity constraints, and development of local oversupply or deliverability problems could halt or reduce sales from underlying wells. Any of these delays in the production and sale of the oil and gas would reduce the Fund’s revenues, delay distributions to investors and otherwise materially and adversely affect the Fund’s profitability.

•	Oil and Gas Industry Competition Risk. The oil and natural gas industry is intensely competitive, and the operators of the underlying properties compete with other companies that may have greater resources. Many of these companies explore for and produce oil and natural gas, carry on midstream and refining operations, and market petroleum and other products on a regional, national or worldwide basis. In addition, these companies may have a greater ability to continue exploration activities during periods of low oil and natural gas market prices. The operators associated with the properties underlying the Fund’s Oil and Gas Interests may have larger competitors that may be able to absorb the burden of present and future federal, state, local and other laws and regulations more easily, which would adversely affect the operators’ competitive position.

•	Oil and Gas Regulation Risk. The underlying operations associated with the Fund’s investments will be regulated extensively at the federal, state and local levels. Environmental and other governmental laws and regulations have increased the costs to plan, design, drill, install, operate and abandon oil and gas wells. In addition, failure to comply with these laws and regulations may result in the suspension or termination of the underlying operations and subject the operators to administrative, civil and criminal penalties. Some local municipalities have adopted or are considering adopting land use restrictions, such as city ordinances, that may restrict or prohibit the performance of well drilling in general and/or hydraulic fracturing in particular. There are also certain governmental reviews either underway or being proposed that focus on deep shale and other formation completion and production practices, including hydraulic fracturing. Depending on the outcome of these studies, federal and state legislatures and agencies may seek to further regulate such activities. Certain environmental and other groups have also suggested that additional federal, state and local laws and regulations may be needed to more closely regulate the hydraulic fracturing process. Part of the regulatory environment in which the underlying assets will operate includes, in some cases, legal requirements for obtaining environmental assessments, environmental impact studies and/or plans of development before beginning drilling and production activities. In addition, the operators’ activities are subject to regulations regarding conservation practices and protection of correlative rights. Further, the oil and gas regulatory environment could change in ways that might substantially increase the financial and managerial costs of compliance with these laws and regulations and, thus, reduce the Fund’s profitability.

•	Payment Terms Risk. In typical industry practice, an operator will deliver production to a purchaser for a period of up to 30 to 90 days before it receives payment. Thus, it is possible that the operator may not be paid for production that already has been delivered if the purchaser fails to pay for any reason, including bankruptcy. In such case, the operator would be a general unsecured creditor of the purchaser of its production. This ongoing credit risk also may delay or interrupt the sale of the underlying oil and gas or the operator’s negotiation of different terms and arrangements for selling its gas to other purchasers, which could materially and adversely affect the Fund’s profitability and its ability to make distributions to Shareholders.

•	Dependence on Downstream Facilities Risk. The amount of oil and natural gas that may be produced and sold from a well is subject to curtailment in certain circumstances, such as by reason of weather conditions, pipeline interruptions due to scheduled and unscheduled maintenance, failure of tendered oil and natural gas to meet quality specifications of gathering lines or downstream transporters, excessive line pressure which prevents delivery, physical damage to the gathering system or transportation system or lack of contracted capacity on such systems. The curtailments may vary from a few days to several months. In many cases, the operators of the underlying properties are provided limited notice, if any, as to when production will be curtailed and the duration of such curtailments. If the operators are forced to reduce production due to such a curtailment, the Fund’s revenues, and the amount of distributions to Shareholders, would similarly be reduced due to such reduction of production.

•	Operating Hazards Risk. The Fund’s investments will be subject to substantial operating risks, such as unusual or unexpected geologic formations, pressures, downhole fires, mechanical failures, blow-outs, cratering, explosions, pipe failure, uncontrollable flow of oil, gas or well fluids and pollution and other environmental risks. These hazards could result in substantial losses to an investment due to injury and loss of life, severe damage to and destruction of property and equipment, pollution and other environmental damage, suspension of operations and costs of remediation. Investment operations could result in liability for personal injuries, property damage, oil spills, discharge of hazardous materials, remediation and clean-up costs, and other environmental damages. A property underlying an Oil and Gas Interest could be liable for environmental damages caused by previous property owners. As a result, substantial liabilities to third parties or governmental entities may be incurred, the payments of which could have a material adverse effect on the Fund’s investments, and thus on the Fund. However, portfolio investments will not be able to fully insure against all risks associated with their business, either because such insurance is not available or because the cost of such insurance would be prohibitive.

•	Risks of Investing Through Oil and Gas Investment Vehicles. By investing in an Oil and Gas Investment Vehicle, the Fund is indirectly exposed to risks associated with the Oil and Gas Investment Vehicle’s investments in Oil and Gas Interests. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

o	The Fund may not have sole decision-making authority with respect to an Oil and Gas Investment Vehicle (except any wholly owned Oil and Gas Investment Vehicle) regarding certain major decisions affecting the ownership of the vehicle or assets of the vehicle, and a co-investor, joint venture partner or other investor in the Oil and Gas Investment Vehicle could take actions that decrease the value of an investment to the Fund and lower the Fund’s overall return;

o	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may have economic or other interests or goals that are inconsistent with the Fund’s interests or goals, including, for instance, the financing, management, operation, leasing or sale of the assets purchased by such Oil and Gas Investment Vehicle;

o	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle that controls the management of the affairs of an Oil and Gas Investment Vehicle could become insolvent or bankrupt;

o	Fraud or other misconduct by a co-investor, joint venture partner or other investor that controls the management of the affairs of an Oil and Gas Investment Vehicle may have a materially adverse effect on the Fund’s investments;

o	Under certain arrangements, no party may have the power to control the Oil and Gas Investment Vehicle and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the Oil and Gas Investment Vehicle, which could adversely impact the operations and profitability of the vehicle and/or the amount and timing of distributions the Fund receives from such vehicle;

o	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may be structured differently than the Fund for tax purposes and this could create conflicts of interest;

o	The Fund may rely upon a co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle to manage the day-to-day operations of the Oil and Gas Investment Vehicle, as well as to prepare financial information for the vehicle, and any failure to perform these obligations may have a negative impact on the Fund’s performance and results of operations;

o	A co-investor, joint venture partner or other investor managing an Oil and Gas Investment Vehicle may experience a change of control, which could result in new management of such co-investor, joint venture partner or other investor with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

o	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s interests, policies or objectives; and

o	The terms of an Oil and Gas Investment Vehicle could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity.

Any of the above might subject the Fund to liabilities and thus reduce its returns on investments through that Oil and Gas Investment Vehicle.

•	Credit Risk. The credit quality of securities held by the Fund can change rapidly in certain market environments, particularly during times of market volatility, and the default of a single holding could cause significant NAV deterioration. An issuer or guarantor of debt securities (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to make principal and/or interest payments when they are due or may otherwise default on other financial terms and/or go bankrupt. This is also sometimes described as “counterparty risk.”

•	High Yield Securities Risk. High yield securities (commonly referred to as “junk bonds”) are below investment grade debt securities or comparable unrated securities and are considered predominantly speculative. Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Changes in economic conditions are also more likely to lead to a weakened capacity to make principal payments and interest payments. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s NAV to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

•	Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund’s investments may be negatively affected by the broad investment environment in the oil and gas markets, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Co-Advisers and each individual investment professional may not be successful in selecting the best investments or investment techniques, and the Fund’s performance may lag behind that of similar funds. Moreover, if the Co-Advisers fail to retain their key personnel, the Fund may not be able to achieve its anticipated level of growth and its business could suffer.

•	Competition Risk. Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring its target assets, the Fund will compete with a variety of other institutional investors, including public and private funds, REITs, insurance companies, commercial banks, private investment funds, hedge funds, specialty finance companies, online investment platforms and other financial institutions, many of which have greater resources than the Fund. The Fund may not be able to compete successfully for investments.

•	Leverage Risk. Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Leverage is a speculative investment technique that may expose the Fund to greater risks and increased costs. There is no assurance that a leveraging strategy would be successful. Leverage involves risks and special considerations for Shareholders including:

•	the likelihood of greater volatility of NAV of the Shares, and of the investment return to Shareholders, than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the Shareholders;

•	the effect of leverage in a declining market or a rising interest rate environment, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged;

•	the potential for an increase in operating costs, which may reduce the Fund’s total return; and

•	the possibility either that dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Shares will fluctuate because such costs vary over time.

In addition to any borrowing utilized by the Fund, the Oil and Gas Investment Vehicles in which the Fund invests may utilize leverage. While leverage presents opportunities for increasing total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Oil and Gas Investment Vehicle will decrease. Additionally, any event which adversely affects the value of an investment by an Oil and Gas Investment Vehicle would be magnified to the extent such Oil and Gas Investment Vehicle utilizes leverage.

•	Equity Securities Risk. The prices of equity securities, including common stocks and preferred securities, fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in Shareholder rights associated with such securities.

•	Liquidity Risk. Many of the Fund’s investments will be illiquid, including the Fund’s Oil and Gas Investment Vehicle investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid investments on acceptable terms, even under circumstances when the Co-Advisers believe it would be in the best interests of the Fund to do so. The Fund cannot predict whether it will be able to sell any investment for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund. The Fund also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. The Fund may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, the Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. The risks associated with illiquid investments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid investments.

•	Interval Fund Risk. The Fund is a closed-end management investment company that provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 under the Investment Company Act and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly-traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Declaration of Trust and the Fund’s repurchase policy. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of Shares tendered by a Shareholder in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when or in the amount that you desire. See “Quarterly Repurchases of Shares.”

•	Repurchase Offers Risk. The Fund believes that repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may adversely impact the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request.

•	Delay in Use of Proceeds Risk. Although the Fund currently intends to invest the proceeds from any sale of the Shares offered hereby as soon as practicable, such investments may be delayed if suitable investments are unavailable at that time. Any delays the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns.

•	Valuation Risk. The value of the Fund’s investments will be difficult to ascertain and the valuations provided in respect of the Fund’s Oil and Gas Investment Vehicles and other private securities will likely vary from the amounts the Fund would receive upon withdrawal of its investments. While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in the Oil and Gas Investment Vehicles are not publicly traded and the Fund will depend on appraisers and service providers to provide a valuation, or assistance with a valuation, of the Fund’s investment. Any such valuation is a subjective analysis of the fair market value of an asset and requires the use of techniques that are costly and time-consuming and ultimately provide no more than an estimate of value. Moreover, the valuation of the Fund’s investment in an Oil and Gas Investment Vehicle or the underlying Oil and Gas Interests may vary from the fair value of the investment that may be obtained if such investment were sold to a third party.

•	Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. If interest rates increase, such increases may result in a decline in the value of the fixed income or other investments held by the Fund that move inversely to interest rates. A decline in the value of such investments would result in a decline in the Fund’s NAV. Additionally, further changes in interest rates could result in additional volatility and could cause Fund Shareholders to tender their Shares for repurchase at its regularly scheduled repurchase intervals. The Fund may need to liquidate portfolio investments at disadvantageous prices in order to meet such repurchases. Further increases in interest rates could also cause dealers in fixed income securities to reduce their market making activity, thereby reducing liquidity in these markets. To the extent the Fund holds fixed income securities or other securities that behave similarly to fixed income securities, the longer the maturity dates are for such securities will result in a higher likelihood of a decrease in value during periods of rising interest rates.

•	Business and Regulatory Risks. Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances, may adversely affect the Fund.

•	Issuer Risk. Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service. The Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

•	Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and has elected to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its income and net short-term gains in the form of deductible dividends.

To qualify as a RIC, at least 90% of the Fund’s gross income must be derived from (A) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (B) net income derived from an interest in a qualified publicly traded partnership.

Code § 851 does not contain a definition of “securities”. However, the section provides that terms not defined in the section have the meanings under the Investment Company Act. Some of the intended investments of the Fund may not qualify as “securities” under the Investment Company Act. The Fund has attempted to isolate those investments in a controlled Offshore Subsidiary. However, to satisfy the RIC diversification tests, the Offshore Subsidiary may not represent more than 25% of the value of the Fund at the end of any quarter (subject to some exceptions). If it is determined that the investments held directly by the Fund are not securities, or if the Offshore Subsidiary represents more than 25% of the value of the Fund at the end of a quarter, the Fund may lose its status as a RIC and be subject to corporate level taxation.

The Fund intends to treat any income it may derive from the investments received by the Offshore Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The Internal Revenue Service had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Offshore Subsidiary would be qualifying income, if (i) the income is distributed in the same year that it is required to be included in the income of the RIC or (ii) the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Offshore Subsidiary, the Fund intends to cause the Offshore Subsidiary to make distributions that would allow the Fund to make timely distributions to its Shareholders.

If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes. See “Federal Tax Matters.”

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in an Oil and Gas Interest that limit utilization of this cure period.

If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code, in which case the Fund would lose its status as a RIC. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Shares.

The Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. See “Federal Tax Matters”. Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund’s taxable income. Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

•	Privately Placed Securities Risk. The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Co-Advisers to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Co-Advisers had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

•	Reliance on Key Persons Risk. The Fund relies on the services of certain executive officers who have relevant knowledge of Oil and Gas Interests and familiarity with the Fund’s investment objective, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.

•	Concentration Risk. The Fund expects to have concentrated (i.e., invest more than 25% of its net assets) investment exposure to companies in the Crude Petroleum and Natural Gas Industry. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting the Crude Petroleum and Natural Gas Industry than a fund that invests its assets in a more diversified manner. The Crude Petroleum and Natural Gas Industry includes companies that engage in operating oil and gas field properties. These companies may engage in activities such as the exploration for crude petroleum and natural gas; drilling, completing, and equipping wells; operation of separators, emulsion breakers, desilting equipment, and field gathering lines for crude petroleum; and all other activities in the preparation of oil and gas up to the point of shipment from the producing property. Companies in the Crude Petroleum and Natural Gas Industry also include the production of oil through the mining and extraction of oil from oil shale and oil sands and the production of gas and hydrocarbon liquids through gasification, liquid faction, and pyrolysis of coal at the mine site. In addition, the Crude Petroleum and Natural Gas Industry includes companies which have complete responsibility for operating oil and gas wells for others on a contract or fee basis.

•	Hedging Transactions Risk. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.

•	Fund Capitalization Risk. There is a risk that the Fund may not continue to raise capital sufficient to maintain profitability and meet its investment objective. An inability to continue to raise capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

•	No Operating History Risk. The Fund is a newly- organized, non-diversified, closed-end management investment company with no history of operations upon which prospective investors may evaluate the Fund’s past performance and potential future returns. While the senior investment professionals and other individuals employed by Lincoln have prior experience in Oil and Gas Interest investments, past performance with respect to such activities is not a guarantee of future results.

•	Diversification Risk. The Fund is a “non-diversified company” under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified company”. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

•	Cybersecurity Risk. The Fund is susceptible to operational and information security risks relating to technologies such as the Internet. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of the Fund to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting the Fund investments, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, banks, brokers, dealers, insurance companies and other financial institutions. In addition, substantial costs may be incurred in order to prevent cyber incidents in the future.

•	Temporary Defensive Strategies Risk. When the Co-Advisers anticipate unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high yielding long-term securities. In such a case, Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

You should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful.

PERFORMANCE INFORMATION

The Fund acquired the Predecessor Fund on [____] (the “Transaction Date”) in exchange for Class I Shares of the Fund, and the Fund commenced operations on that date. Accordingly, the performance shown in the bar chart and performance table below prior to the Transaction Date is the performance of the Predecessor Fund. The Predecessor Fund was organized on [ ] and commenced operations on [ ] and has an investment objective, strategies, policies, restrictions and guidelines that are, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Predecessor Fund was not registered as an investment company under the 1940 Act, and therefore was not subject to the same investment and tax restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The Predecessor Fund’s fees and expenses were higher than the net fees and expenses of the Fund’s Class I Shares. Accordingly, the Predecessor Fund’s performance has not been adjusted to reflect the fees and expenses of the Fund’s Class I Shares in the bar chart performance table.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Predecessor Fund from year to year, and by showing how average annual total returns of the Predecessor Fund for 1 year, 5 years, and since-inception compare with a broad measure of market performance. Of course, the Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

[Placeholder for Performance Chart]

The year-to-date return as of [ ] is [ ]%.

For periods shown in the bar chart, the highest quarterly return was [ ]% in Q[ ] 20[ ] and the lowest quarterly return was [ ]% in Q[ ] 20[ ].

Average Annual Total Returns (for the periods ended [ ])

	1 Year	5 Years	Since Inception ([ ])
Institutional Class Shares

Returns Before Taxes	[ ]%	[ ]%	[ ]%

Returns After Taxes on Distributions	[ ]%	[ ]%	[ ]%

Returns After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%

Investor Class Shares

Returns Before Taxes	[ ]%	[ ]%	[ ]%

[ ] Index[1]	[ ]%	[ ]%	[ ]%

[ ] Index[1]	[ ]%	[ ]%	[ ]%

[1]	The index returns do not reflect deductions for fees, expenses or taxes.

The after-tax returns shown in the Average Annual Total Returns table above are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class I Shares and will vary for Class I Shares. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

SUMMARY OF FUND EXPENSES

The following table is intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund. More information about these expenses is available from your financial professional and in the “Plan of Distribution.”

Shareholder Transaction Expenses	Class I
Maximum Sales Load (percentage of offering price)	None
Contingent Deferred Sales Charge	None
Annual Fund Operating Expenses (as a percentage of net assets attributable to Shares) (1)
Management Fees	[ ]%
Interest Payments on Borrowed Funds(2)	[ ]%
Other Expenses(3)	[ ]%
Asset Level Expenses(4)	[ ]%
Shareholder Servicing Fee	None
Distribution Fee	None
Total Annual Fund Operating Expenses	[ ]%
Less Fee Waiver (5)	[ ]%
Total Annual Fund Operating Expenses
(After Fee Waiver )	[ ]%

_______________

(1)	[Estimates are based on Fund net assets of $75,000,000. Expenses are estimated. Actual expenses will depend on the Fund’s net assets, which will be affected by the number of Shares the Fund sells in this offering. For example, if the Fund were to raise proceeds significantly less than this amount, net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will raise $75,000,000 in proceeds.
(2)	The table assumes the Fund’s use of leverage in an amount equal to [ ]% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage). The Fund’s actual interest costs associated with leverage may differ from the estimates above.
(3)	Other Expenses are based on estimated amounts for the current fiscal year of the Fund. Other Expenses include professional fees, offering expenses, and other general and administrative expenses. Additionally, Other Expenses include Acquired Fund Fees and Expenses, which are estimated to be less than 0.01% of the average net assets of the Fund.

(4)	Estimated fees and expenses related to [property management, disposition expenses, any other expenses related to investments in Oil and Gas Interests of the Fund’s Oil and Gas Investment Vehicles (including real estate and property taxes and interest payments on properties held in the Fund’s Oil and Gas Investment Vehicles).]
(5)

Pursuant to the Fee Waiver Agreement, the Co-Advisers have contractually agreed to reduce the Management Fee to [ ]% for the one-year period beginning from the effective date of the registration statement. Unless otherwise extended by agreement between the Fund and the Co-Advisers, the Management Fee payable by the Fund after the termination of the Fee Waiver Agreement will be equal to [ ]% of the Fund’s average daily net assets.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in the Fund’s Class I Shares assuming a 5% return and that annual expenses attributable to the Fund’s Class I Shares remain unchanged. The example assumes that you invest $1,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example does not present actual expenses and should not be considered a representation of future expenses. Actual Fund expenses may be greater or less than those shown. The example assumes that the estimates costs on the expenses set forth in the Total Fund Annual Operating Expenses are accurate, that the Total Fund Annual Operating Expenses remain the same for all periods shown and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than the hypothetical 5% annual return shown in the example. In addition to the fees and expenses described above, you may be required to pay transaction and other fees on purchases of Class I Shares, which are not reflected in the example.

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

The purpose of the tables above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a Shareholder of the Fund. For a more complete description of the various costs and expenses of the Fund. See “Management of the Fund.”

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

Strive American Energy Income Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”), and the Fund will make quarterly offers to repurchase an amount no less than 5% and not more than 25% of the Fund’s outstanding Shares, according to the Fund’s repurchase policy established pursuant to Rule 23c-3 under the Investment Company Act. The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s principal office is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, and its telephone number is [ ]. An investment in the Fund involves certain risks and special considerations. See “Risks.”

The Fund acquired all of the assets and liabilities of Del Rio Royalty Company II LLC (the “Predecessor Fund”), a private fund that merged into the Fund, in a tax-free [reorganization] on or about [ ] (the “Reorganization”). In connection with the Reorganization, interests in the Predecessor Fund [will be/were] exchanged for Class I Shares. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the Reorganization, LEH II Management LLC (“Lincoln”) served as the manager to the Predecessor Fund and one of the co-investment advisers to the Fund.

USE OF PROCEEDS

The Fund will invest the proceeds of the continuous offering of Shares on an ongoing basis in accordance with its investment objectives and policies as stated below. The proceeds of this offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund’s investment objective and investment policy. See “Risk Factors” for more discussion of the potential limitations on the Fund’s ability to invest consistent with its investment objective and investment policy.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without approval of the Fund’s shareholders (“Shareholders”). There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in energy-related assets located in the continental United States (collectively, “Oil and Gas Interests”). Oil and Gas Interests include non-operated working interests, mineral interests, royalty interests, Overriding Royalty Interests (“ORRIs”), fee, state or federal mineral property rights and similar interests and will typically be located in well-established regions of the continental United States. The Fund will typically gain exposure to its Oil and Gas Interests through co-investment arrangements, joint ventures or wholly owned subsidiaries (collectively, “Oil and Gas Investment Vehicles”). The potential investment structure of the Oil and Gas Investment Vehicles themselves may also vary. The Oil and Gas Investment Vehicles may be entities, including special purpose vehicles, in which the Fund has a majority or minority interest or wholly owned subsidiaries of the Fund (“Wholly Owned Entities”). The Oil and Gas Investment Vehicles are expected to consist in part of entities in which the Fund will co-invest alongside affiliates of the Fund, including those of Strive Asset Management, LLC (“Strive”) and LEH II Management LLC ( “Lincoln”, and collectively with Strive, the “Co-Advisers”) (“Co-Investment Entities”), [subject to the terms and conditions of an exemptive order the Fund received from the SEC allowing the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with or managed by one or both of the Co-Advisers.] The Oil and Gas Investment Vehicles may also consist of entities in which the Fund will co-invest solely alongside unaffiliated third party investors (“Joint Venture Entities”).

The Fund concentrates (i.e., invests 25% or more of its total assets) its investments in the Crude Petroleum and Natural Gas Industry.

[The Fund may invest in Oil and Gas Interests or interests in Oil and Gas Investment Vehicles through one or more wholly-owned entities organized in the Cayman Islands or other non-U.S. jurisdiction (the “Offshore Subsidiaries”). The Fund may allocate up to 25% of its assets in the Offshore Subsidiaries, which have the same investment objective as the Fund, are intended to provide the Fund with indirect exposure to Oil and Gas Interests in a manner consistent with the limitations and requirements of the code that apply to the Fund, and which limit the amount of income the Fund may receive from certain sources. To the extent they are applicable to the investment activities of the Offshore Subsidiaries, the Offshore Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with Section 8 and Section 18 of the Investment Company Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Offshore Subsidiaries. Each of the Offshore Subsidiaries complies with Section 17 of the Investment Company Act relating to affiliated transactions and custody. The Co-Advisers will act as the co-investment advisers to any Offshore Subsidiary pursuant to a separate investment advisory agreement with each such Offshore Subsidiary. Although the Offshore Subsidiaries are not expected to be registered under the Investment Company Act, the Co-Advisers comply with provisions of the Investment Company Act relating to investment advisory contracts with respect to the Offshore Subsidiaries.]

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective. For a further description of these temporary investments, see the SAI under “Investment Policies and Techniques—Portfolio Composition.”

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders. Certain investment restrictions specifically identified as such in the Statement of Additional Information (the “SAI”) are considered fundamental and may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act, which includes Shares and shares of preferred stock of the Fund (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. As defined in the Investment Company Act, when used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less.

Investment Philosophy and Process

Target Market Opportunity

The Co-Advisers believe the Fund is strategically positioned to capitalize on recent trends of reduced total global upstream capital expenditure for oil and gas development by providing investors with access to non-operated oil and gas assets that may offer attractive risk-adjusted returns. In Lincoln’s experience, non-operated interests are often ignored by conventional financing channels and these assets, despite their significant potential, frequently struggle to secure the requisite capital due to their unique operational structure and perceived risks. Lincoln sees this market practice as an opportunity, as they have a diversified strategy which they expect can mitigate some of the risks that come along with the assets while unlocking the high return potential of an asset class that Lincoln believes is undercapitalized.

Non-operated oil and gas assets represent what Lincoln believes to be a distinct investment opportunity within the industry. Such assets allow investors to participate in energy production without assuming the operational responsibilities and risks associated with drilling and production. By partnering with established operators, the Co-Advisers aim to mitigate operational risk while maintaining exposure to the upside potential of oil and gas prices.

Deal Sourcing and Underwriting

Lincoln leverages its industry expertise and network to identify what it believes are premium non-operated oil and gas assets. In its experience these assets can provide access to proven reserves and established production infrastructure, reducing exploration risk and offering a more predictable revenue stream. Lincoln believes the longevity of its management team in the industry allows them to source assets in some of North America’s leading unconventional oil and natural gas resource plays. To help ensure access to valuable opportunities, Lincoln maintains long-standing relationships with buyers and sellers of assets who are local to the basins in which they invest. Lincoln believes these relationships, along with its team’s rigorous due diligence process and data capabilities, will continue to provide the Fund with acquisition and development opportunities that they expect will result in significant incremental long-term value.

Deal sourcing typically comes from one of several avenues:

•	Independent contractors: Landmen or brokers who are calling individual mineral or leasehold owners with an offer to purchase or lease their acreage.
•	Operators: Smaller operators who do not have the capital required to participate in CAPEX requirements associated with their assets, or larger operators who have decided not to allocate any capital budget to non-operated projects.
•	Other non-operated investment groups: Smaller companies who have purchased an asset and are looking to find a partner to absorb a portion of the CAPEX obligations.
•	Broadly marketed deals: To a lesser extent, larger deals that are broadly marketed by a broker, advisor, or investment bank.

Principal Portfolio Composition

Oil and Gas Interests

The Oil and Gas Interests underlying the Oil and Gas Investment Vehicles generally fall into two categories:

•	Developed – The majority of the of Fund’s assets are expected to be deployed in working interests, mineral rights and/or ORRIs which are producing at the time of acquisition by an Oil and Gas Investment Vehicle. Developed investments are expected to have a lower rate of return than near-term development assets, however they are viewed as subject to less pronounced risks and are predominantly associated with production risk.

•	Near-Term Development – A portion of the Fund’s asset are expected to be deployed in working interests in near-term development projects where the Fund will indirectly assume the risks of drilling and completing the wells prior to the start of construction. These assets are generally expected to have a higher rate of return on investment relative to the other categories but are also subject to additional risks.

All of the Oil and Gas Interests underlying the Oil and Gas Investment Vehicles will be “non-operated”, meaning that the Fund is not responsible for the development or management of the real property or drilling and extraction operations related to such interests.

Co-Investment Entities

Instead of acquiring full ownership of Oil and Gas Interests through a Wholly Owned Entity, the Fund may acquire partial interests by entering into co-investment agreements with affiliates of the Co-Advisers. The Fund’s ownership percentage in the Co-Investment Entity will generally be pro rata to the amount of money the Fund applies to the origination or commitment amount for the underlying Oil and Gas Interests or purchase price (including financing, if applicable) and the acquisition or development expenses, if any, of the underlying Oil and Gas Interests, as applicable, owned by the Co-Investment Entity. The Fund’s ownership in the Co-Investment Entity may be passive in nature, and the Fund may have a greater economic interest but less control rights in the Co-Investment Entity than the affiliate in which the Fund will co-invest alongside.

[The Fund’s investments in Oil and Gas Interests through the securities of a Co-Investment Entity with its affiliates is subject to the requirements of the 1940 Act and terms and conditions of an exemptive order the Fund received from the SEC allowing the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with or managed by the Co-Advisers. However, there can be no assurance that the Fund and the Co-Advisers will be able to rely on such exemptive relief for certain potential transaction structures. The exemptive order from the SEC imposes extensive conditions on the terms of any co-investment made by an affiliate of the Fund. The Fund may incur losses in the event that the Fund will not be able to fully comply (or will be deemed not to be in compliance) with these extensive conditions. The Fund has adopted procedures reasonably designed to ensure compliance with the exemptive order and the Board also oversees risk relative to such compliance. Certain unaffiliated third parties may also invest in the Co-Investment Entity on terms that may vary from those of the Fund or its affiliates. The Fund expects that any unaffiliated third parties that will invest alongside the Fund in a Co-Investment Entity will generally be institutional investors such as public pension funds, corporate pension funds and qualified trusts forming part of an endowment or charitable foundation. Co-investments made by the Fund may result in certain conflicts of interest.

If the Fund does not rely on the exemptive order from the SEC, the Fund and/or the Co-Investment Entities may co-invest alongside such affiliates only in accordance with existing regulatory guidance and the allocation policies of the Co-Advisers and their affiliates, which provides only limited relief for such co-investment transactions and which will limit the Fund’s ability to execute its investment strategies. For example, the Fund and/or the Co-Investment Entities may co-invest with such affiliates consistent with guidance promulgated under the no-action position of the SEC staff set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like the Fund may rely in order to co-invest so long as certain conditions are met, including that the Co-Advisers, acting on behalf of the Fund and on behalf of their other clients, negotiates no term other than price.]

Wholly Owned Entities

The Fund may invest in Oil and Gas Interests through one or more Wholly Owned Entities formed by the Fund and organized in the United States. Unlike investments through Co-Investment Entities or Joint Venture Entities, the Fund will maintain complete control of the underlying Oil and Gas Interests held by the Wholly Owned Entity and as a result, the Fund will bear all risks associated with the underlying Oil and Gas Interests. However, the Fund will have greater flexibility as to disposition of an Oil and Gas Interests investment or the development of the Oil and Gas Interests held by the Wholly Owned Entity because the Fund will be in a position to exercise sole decision-making authority with respect to such underlying Oil and Gas Interests. Further, investments in Oil and Gas Interests made through a Wholly Owned Entity will not be subject to the risk of bankruptcy of a third party or failure of such third party to fund any required capital contributions, or the risk of disputes between the Fund and its joint venture partners that could result in litigation or arbitration that would increase the Fund’s expenses.

Joint Venture Entities

The Fund may enter into joint ventures with third parties, including partnerships, co-tenancies and other co-ownership arrangements or participations with mortgage or investment banks, financial institutions, developers, owners, or other non-affiliated third parties for the purpose of owning or operating Oil and Gas Interests through Joint Venture Entities. In such event, the Fund would not be in a position to exercise sole decision-making authority regarding the underlying Oil and Gas Interests held by the Joint Venture Entity, and as a result the Fund may also be subject to the potential risk of impasses on decisions, such as a sale, because neither it nor its joint venture partners would have full control over the investments held by the Joint Venture Entity. Unlike investments in Wholly Owned Entities, investments in Joint Venture Entities may, under certain circumstances, involve risks related to the involvement of a third party, including the possibility that the Fund’s joint venture partners might become bankrupt or fail to fund their required capital contributions. As with a Co-Investment Entity, the Fund expects that the other unaffiliated third-party joint venture partners that will invest alongside the Fund in a Joint Venture Entity will generally be institutional investors such as public pension funds, corporate pension funds and qualified trusts forming part of an endowment or charitable foundation.

The Fund has not established safeguards it will apply to, or be required in, the Joint Venture Entities. Particular safeguards the Fund will require for investments in Joint Venture Entities will be determined on a case-by-case basis after the Co-Advisers consider all facts they feel are relevant, such as the nature and attributes of the Fund’s other potential Joint Venture Entity partners, the proposed structure of the Joint Venture Entity, the nature of the operations, liabilities and assets the Joint Venture Entity may conduct or own, and the proportion of the size of the Fund’s interest when compared to the interests owned by other Joint Venture Entity parties. The Fund expects to consider specific safeguards to address potential consequences relating to: (i) the management of the joint venture, such as obtaining certain approval rights in joint ventures the Fund does not control or providing for procedures to address decisions in the event of an impasse if the Fund shares control of the joint venture; (ii) the Fund’s ability to exit a joint venture, such as requiring buy/sell rights, redemption rights or forced liquidation under certain circumstances; and (iii) the Fund’s ability to control transfers of interests held by other parties in the joint venture, such as requiring consent, right of first refusal or forced redemption rights in connection with transfer.

Additional Information Regarding Investment Strategies

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Co-Advisers may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Co-Advisers may invest the Fund’s cash balances in any investments it deems appropriate. The Co-Advisers expect that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Co-Advisers and the Fund’s portfolio managers are subjective.

USE OF LEVERAGE

The Fund and/or the Oil and Gas Investment Vehicles may employ leverage to the extent allowed under the Investment Company Act by utilizing a bank loan secured by the liquid securities of the Fund, commercial paper, and/or other borrowings available to the Fund and/or the Oil and Gas Investment Vehicles (“Borrowings”). Leveraging is a speculative technique and there are special risks and costs involved. The Fund initially anticipates that, under normal market conditions, it will employ leverage through borrowings from banks or other financial institutions in the amount of up to 33 1/3% of the Fund’s Managed Assets. “Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund).

[Oil and Gas Investment Vehicle level debt will be incurred by special purpose vehicles held by the Fund (including as part of a joint venture with a third party) and secured by Oil and Gas Interests owned by such special purpose vehicles. Such special purpose vehicles would own Oil and Gas Interests and would borrow from a lender using the owned property as collateral. If any such special purpose vehicle were to default on a loan, the lender’s recourse would be to the pledged Oil and Gas Interests and the lender would typically not have a claim to other assets of the Fund. When such property level debt is not recourse to the Fund, the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage, unless the special purpose vehicle holding such debt is a wholly-owned subsidiary of the Fund or the financial statements of the special purpose vehicle holding such debt will be consolidated in the Fund’s financial statements in accordance with Regulation S-X and other accounting rules. In addition to borrowing from lenders, special purpose vehicles held by the Fund may issue debt securities through private placements to the extent permitted by applicable law.]

In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 1/3% limitation. Furthermore, the Fund may add leverage to its portfolio through the issuance of Preferred Shares in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such issuance (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). Currently, the Fund has no intention to issue Preferred Shares

The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including the Co-Advisers’ outlook for the market and the costs that the Fund would incur as a result of such leverage. Any Borrowings and Preferred Shares would have seniority over the Shares. There is no assurance that the Fund’s leveraging strategy will be successful.

Any Borrowings and Preferred Shares (if issued) leverage your investment in Shares. Holders of Shares bear the costs associated with any Borrowings, and if the Fund issues Preferred Shares, holders of Shares bear the offering costs of the Preferred Share issuance. The Board may authorize the use of leverage through Borrowings and Preferred Shares without the approval of the holders of Shares.

With respect to entity level debt, the Fund is permitted in the future to negotiate with several large commercial lenders, including commercial banks and insurance companies, to arrange one or more credit facilities (each, a “Credit Facility”) pursuant to which the Fund would be entitled to borrow an amount up to approximately 33 1⁄3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage).

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 331⁄3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage)). In addition, the Fund is not permitted to declare any cash distribution on its Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness. If the Fund borrows money, the Fund intends, to the extent possible, to retire outstanding debt from time to time to maintain coverage of any outstanding indebtedness of at least 300%. Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness.

The Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund’s future Credit Facilities may contain customary covenants that, among other things, limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In connection with any new Credit Facility, the Fund may be required to pledge some or all of its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund’s custodian will retain all assets, including those that are pledged, but the lenders of such Credit Facility may have the ability to foreclose on such assets in the event of a default under the Credit Facility pursuant to a tri-party arrangement among the Fund, its custodian and such lenders. The Fund’s custodian is not an affiliate of the Fund, as such term is defined in the 1940 Act. The Fund expects that any such Credit Facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for any new Credit Facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, the Credit Facility may in the future be replaced or refinanced by one or more Credit Facilities having substantially different terms or by the issuance of Preferred Shares or debt securities.

Changes in the value of the Fund’s portfolio investments, including costs attributable to Borrowings or Preferred Shares, are borne entirely by the holders of the Shares. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage decreases (or increases) the NAV per share of Shares to a greater extent than if the Fund were not leveraged.

Utilization of leverage is a speculative investment technique and involves certain risks to holders of Shares. These include the possibility of higher volatility of the NAV of the Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage is to cause holders of Shares to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Shares is reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Shares than if the Fund were not so leveraged.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than Borrowings and outstanding Preferred Shares). Under the 1940 Act, the Fund may only issue one class of Preferred Shares.

In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings and outstanding Preferred Shares satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%.

If Preferred Shares are outstanding, two of the Fund’s Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Shares and Preferred Shares voting together as a single class. In the event that the Fund fails to pay dividends on the Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund may be subject to certain restrictions imposed either by guidelines of a lender, if the Fund borrows from a lender, or by one or more rating agencies which may issue ratings for Preferred Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Co-Advisers from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain its desired rating on Preferred Shares, the Fund will not issue Preferred Shares.

Notwithstanding the forgoing, pursuant to Rule 18f-4, closed-end funds that use derivatives are subject to a value-at-risk (“VaR”) leverage limit, are required to implement a derivatives risk management program and must make certain reports to the board. These requirements apply unless a closed-end fund qualifies as a “limited derivatives user,” as defined under the rule. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts. Moreover, even if such derivative and other transactions of the Fund are covered, they could represent a form of economic leverage and create special risks.

The Fund will seek to use leverage opportunistically and may determine to increase, decrease, or eliminate its use of leverage over time and from time to time based on various considerations, including the yield curve environment, interest rate trends and market conditions. There is no assurance that borrowings or other forms of leverage will in fact be established or be maintained in the future. If and when leverage is used, there is no assurance that the Fund’s leveraging strategies will be successful. The use of leverage will increase the volatility of the performance of the Fund’s investment portfolio and could result in the Fund experiencing greater losses than if leverage was not used. The net proceeds the Fund obtains from the use of leverage will be invested in accordance with the Fund’s investment objective and policies as described in this Prospectus. So long as the rate of return, net of applicable Fund expenses, on the investments purchased by the Fund from leverage proceeds exceeds the costs of such leverage to the Fund, the use of leverage should help the Fund to achieve an investment return greater than it would have if it had not utilized leverage, although the use of leverage also may result in losses greater than if the Fund had not used leverage.

The Fund may borrow money in order to repurchase its Shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund. The Fund may also borrow to facilitate investments. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Risk Factors — Leverage Risk.”

Effects of Leverage

Assuming the use of leverage in the amount of 33 1/3% of the Fund’s Managed Assets, at a leveraged expense rate of [____]% payable on such leverage, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed [___]% in order to cover such interest and/or dividend payments and other expenses. Of course, these numbers are merely estimates used for illustration. Actual dividend rates and other leverage expenses may vary frequently and be significantly higher or lower that the rate estimated above.

The following table is designed to illustrate the effect of leverage on Shares total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.”

The table further reflects the issuance of leverage representing [____]% of the Fund’s Managed Assets, net of expenses, and the Fund’s currently projected annual interest rate and/or dividend on its leverage of [ ]%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%		(5)%		0%		5%		10%
Shares Total Return	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

The Shares total return is composed of two elements: the Share’s dividends and distributions paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.

RISKS

Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see “Additional Information About the Fund’s Investments and Investment Risks” in the SAI. Unless the context requires otherwise, for purposes of this section, references to “the Co-Advisers” should be read to include each of Lincoln and Strive, as applicable.

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your securities at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends, distributions or interest payments, as applicable.

Energy Sector Risk

Securities prices for companies in the energy sector are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, among other factors.

Oil and Gas Volatility Risk

The Fund’s future performance depends on the amount of oil and gas production from the underlying properties and the prices received for such production. Oil and natural gas are commodities and, therefore, their prices are subject to wide fluctuations in response to relatively minor changes in supply and demand. In recent years, the markets for oil and natural gas have been volatile. These markets will likely continue to be volatile in the future. Further, oil prices and natural gas prices do not necessarily fluctuate in direct relation to each other. The Fund cannot predict future oil and gas prices and such prices may decline. The prices received for production, and the levels of production, will depend on numerous factors beyond the Fund’s control.

Well Productivity Risk

Project areas on the properties underlying the Fund’s investments may be in various stages of development, ranging from project areas with current drilling or production activity to project areas that have limited drilling or production history. Drilling, testing and completing oil and gas wells involves a high risk of loss. A large number of wells result in dry holes, while others do not produce oil or gas in sufficient quantities to make them commercially profitable to complete and/or produce after completion. Many risks are involved that experience, knowledge, scientific information and careful evaluation cannot avoid. The drilling of dry holes on the properties underlying the Fund’s investments could materially and adversely affect the Fund’s revenue. Even if pre-completion testing and analysis indicate the presence of hydrocarbons in commercial quantities and completion of its wells are attempted, there can be no assurance that the wells will be successfully completed, that the wells will produce oil and/or gas in commercial quantities, or that the wells will produce revenue sufficient to recover the Fund’s investment and return a profit. Therefore, investors must be prepared to lose all of their investment, as there can be no assurance that drilling, testing and completion of wells will result in oil or gas production or that production, if obtained, will be profitable for the Fund. Additionally, oil and gas wells sometimes experience production decline that is rapid and irregular. Initial production from a well (if any) does not accurately indicate any consistent level of production to be derived therefrom.

Dependence on Infrastructure Risk

Drilling wells in areas remote from marketing infrastructure may delay production from those wells until sufficient reserves are established to justify construction of necessary gathering lines, pipelines and production facilities, which in turn could delay revenue to the Fund under working interests, ORRIs or other mineral or royalty interests. While the prospects may be in areas of current or historical oil and/or gas production with existing infrastructure, delays may nevertheless occur in the sale of production. Local conditions including, but not limited to, pipeline operating pressures or capacity constraints, and development of local oversupply or deliverability problems could halt or reduce sales from underlying wells. Any of these delays in the production and sale of the oil and gas would reduce the Fund’s revenues, delay distributions to investors and otherwise materially and adversely affect the Fund’s profitability.

Oil and Gas Industry Competition Risk

The oil and natural gas industry is intensely competitive, and the operators of the underlying properties compete with other companies that may have greater resources. Many of these companies explore for and produce oil and natural gas, carry on midstream and refining operations, and market petroleum and other products on a regional, national or worldwide basis. In addition, these companies may have a greater ability to continue exploration activities during periods of low oil and natural gas market prices. The operators associated with the properties underlying the Fund’s Oil and Gas Interests may have larger competitors that may be able to absorb the burden of present and future federal, state, local and other laws and regulations more easily, which would adversely affect the operators’ competitive position.

Oil and Gas Regulation Risk

The underlying operations associated with the Fund’s investments will be regulated extensively at the federal, state and local levels. Environmental and other governmental laws and regulations have increased the costs to plan, design, drill, install, operate and abandon oil and gas wells. In addition, failure to comply with these laws and regulations may result in the suspension or termination of the underlying operations and subject the operators to administrative, civil and criminal penalties. Some local municipalities have adopted or are considering adopting land use restrictions, such as city ordinances, that may restrict or prohibit the performance of well drilling in general and/or hydraulic fracturing in particular. There are also certain governmental reviews either underway or being proposed that focus on deep shale and other formation completion and production practices, including hydraulic fracturing. Depending on the outcome of these studies, federal and state legislatures and agencies may seek to further regulate such activities. Certain environmental and other groups have also suggested that additional federal, state and local laws and regulations may be needed to more closely regulate the hydraulic fracturing process. Part of the regulatory environment in which the underlying assets will operate includes, in some cases, legal requirements for obtaining environmental assessments, environmental impact studies and/or plans of development before beginning drilling and production activities. In addition, the operators’ activities are subject to regulations regarding conservation practices and protection of correlative rights. Further, the oil and gas regulatory environment could change in ways that might substantially increase the financial and managerial costs of compliance with these laws and regulations and, thus, reduce the Fund’s profitability.

Payment Terms Risk

In typical industry practice, an operator will deliver production to a purchaser for a period of up to 30 to 90 days before it receives payment. Thus, it is possible that the operator may not be paid for production that already has been delivered if the purchaser fails to pay for any reason, including bankruptcy. In such case, the operator would be a general unsecured creditor of the purchaser of its production. This ongoing credit risk also may delay or interrupt the sale of the underlying oil and gas or the operator’s negotiation of different terms and arrangements for selling its gas to other purchasers, which could materially and adversely affect the Fund’s profitability and its ability to make distributions to Shareholders.

Dependence on Downstream Facilities Risk

The amount of oil and natural gas that may be produced and sold from a well is subject to curtailment in certain circumstances, such as by reason of weather conditions, pipeline interruptions due to scheduled and unscheduled maintenance, failure of tendered oil and natural gas to meet quality specifications of gathering lines or downstream transporters, excessive line pressure which prevents delivery, physical damage to the gathering system or transportation system or lack of contracted capacity on such systems. The curtailments may vary from a few days to several months. In many cases, the operators of the underlying properties are provided limited notice, if any, as to when production will be curtailed and the duration of such curtailments. If the operators are forced to reduce production due to such a curtailment, the Fund’s revenues, and the amount of distributions to Shareholders, would similarly be reduced due to such reduction of production.

Operating Hazards Risk

The Fund’s investments will be subject to substantial operating risks, such as unusual or unexpected geologic formations, pressures, downhole fires, mechanical failures, blow-outs, cratering, explosions, pipe failure, uncontrollable flow of oil, gas or well fluids and pollution and other environmental risks. These hazards could result in substantial losses to an investment due to injury and loss of life, severe damage to and destruction of property and equipment, pollution and other environmental damage, suspension of operations and costs of remediation. Investment operations could result in liability for personal injuries, property damage, oil spills, discharge of hazardous materials, remediation and clean-up costs, and other environmental damages. A property underlying an Oil and Gas Interest could be liable for environmental damages caused by previous property owners. As a result, substantial liabilities to third parties or governmental entities may be incurred, the payments of which could have a material adverse effect on the Fund’s investments, and thus on the Fund. However, portfolio investments will not be able to fully insure against all risks associated with their business, either because such insurance is not available or because the cost of such insurance would be prohibitive.

Risks of Investing Through Oil and Gas Investment Vehicles

By investing in an Oil and Gas Investment Vehicle, the Fund is indirectly exposed to risks associated with the Oil and Gas Investment Vehicle’s investments in Oil and Gas Interests. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

•	The Fund may not have sole decision-making authority with respect to an Oil and Gas Investment Vehicle (except any wholly owned Oil and Gas Investment Vehicle) regarding certain major decisions affecting the ownership of the vehicle or assets of the vehicle, and a co-investor, joint venture partner or other investor in the Oil and Gas Investment Vehicle could take actions that decrease the value of an investment to the Fund and lower the Fund’s overall return;

•	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may have economic or other interests or goals that are inconsistent with the Fund’s interests or goals, including, for instance, the financing, management, operation, leasing or sale of the assets purchased by such Oil and Gas Investment Vehicle;

•	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle that controls the management of the affairs of an Oil and Gas Investment Vehicle could become insolvent or bankrupt;

•	Fraud or other misconduct by a co-investor, joint venture partner or other investor that controls the management of the affairs of an Oil and Gas Investment Vehicle may have a materially adverse effect on the Fund’s investments;

•	Under certain arrangements, no party may have the power to control the Oil and Gas Investment Vehicle and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the Oil and Gas Investment Vehicle, which could adversely impact the operations and profitability of the vehicle and/or the amount and timing of distributions the Fund receives from such vehicle;

•	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may be structured differently than the Fund for tax purposes and this could create conflicts of interest;

•	The Fund may rely upon a co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle to manage the day-to-day operations of the Oil and Gas Investment Vehicle, as well as to prepare financial information for the vehicle, and any failure to perform these obligations may have a negative impact on the Fund’s performance and results of operations;

•	A co-investor, joint venture partner or other investor managing an Oil and Gas Investment Vehicle may experience a change of control, which could result in new management of such co-investor, joint venture partner or other investor with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

•	A co-investor, joint venture partner or other investor in an Oil and Gas Investment Vehicle may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s interests, policies or objectives; and

•	The terms of an Oil and Gas Investment Vehicle could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity.

Any of the above might subject the Fund to liabilities and thus reduce its returns on investments through that Oil and Gas Investment Vehicle.

Credit Risk

The credit quality of securities held by the Fund can change rapidly in certain market environments, particularly during times of market volatility, and the default of a single holding could cause significant NAV deterioration. An issuer or guarantor of debt securities (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to make principal and/or interest payments when they are due or may otherwise default on other financial terms and/or go bankrupt. This is also sometimes described as “counterparty risk.”

High Yield Securities Risk

High yield securities (commonly referred to as “junk bonds”) are below investment grade debt securities or comparable unrated securities and are considered predominantly speculative. Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Changes in economic conditions are also more likely to lead to a weakened capacity to make principal payments and interest payments. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s NAV to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

Market Disruption, Health Crises, Terrorism and Geopolitical Risks

The Fund’s investments may be negatively affected by the broad investment environment in the oil and gas markets, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Co-Advisers and each individual investment professional may not be successful in selecting the best investments or investment techniques, and the Fund’s performance may lag behind that of similar funds. Moreover, if the Co-Advisers fail to retain their key personnel, the Fund may not be able to achieve its anticipated level of growth and its business could suffer.

Competition Risk

Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring its target assets, the Fund will compete with a variety of other institutional investors, including public and private funds, REITs, insurance companies, commercial banks, private investment funds, hedge funds, specialty finance companies, online investment platforms and other financial institutions, many of which have greater resources than the Fund. The Fund may not be able to compete successfully for investments.

Leverage Risk

Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Leverage is a speculative investment technique that may expose the Fund to greater risks and increased costs. There is no assurance that a leveraging strategy would be successful. Leverage involves risks and special considerations for Shareholders including:

•	the likelihood of greater volatility of NAV of the Shares, and of the investment return to Shareholders, than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the Shareholders;

•	the effect of leverage in a declining market or a rising interest rate environment, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged;

•	the potential for an increase in operating costs, which may reduce the Fund’s total return; and

•	the possibility either that dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Shares will fluctuate because such costs vary over time.

In addition to any borrowing utilized by the Fund, the Oil and Gas Investment Vehicles in which the Fund invests may utilize leverage. While leverage presents opportunities for increasing total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Oil and Gas Investment Vehicle will decrease. Additionally, any event which adversely affects the value of an investment by an Oil and Gas Investment Vehicle would be magnified to the extent such Oil and Gas Investment Vehicle utilizes leverage.

Equity Securities Risk

The prices of equity securities, including common stocks and preferred securities, fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in Shareholder rights associated with such securities.

Liquidity Risk

Many of the Fund’s investments will be illiquid, including the Fund’s Oil and Gas Investment Vehicle investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid investments on acceptable terms, even under circumstances when the Co-Advisers believe it would be in the best interests of the Fund to do so. The Fund cannot predict whether it will be able to sell any investment for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund. The Fund also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. The Fund may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, the Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. The risks associated with illiquid investments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid investments.

Interval Fund Risk

The Fund is a closed-end management investment company that provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 under the Investment Company Act and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly-traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Declaration of Trust and the Fund’s repurchase policy. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of Shares tendered by a Shareholder in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when or in the amount that you desire. See “Quarterly Repurchases of Shares.”

Repurchase Offers Risk

The Fund believes that repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may adversely impact the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request.

Delay in Use of Proceeds Risk

The Fund relies upon the Co-Adviser’s investment professionals to identify suitable investments. To the extent that Co-Adviser’s investment professionals face competing demands upon their time in instances when the Fund has capital ready for investment, the Fund may face delays in execution. The Fund could also suffer from delays in locating suitable investments as a result of the Fund’s reliance on the Co-Advisers at times when its officers, employees, or agents are simultaneously seeking to locate suitable investments for other Lincoln or Strive sponsored programs, some of which have investment objectives and employ investment strategies that are similar to those of the Fund. Further, it may be difficult for the Fund to invest the net offering proceeds promptly and on attractive terms. Delays the Fund encounters in the selection and origination of income-producing assets would likely limit the Fund’s ability to pay distributions to Shareholders and lower their overall returns. Similar concerns arise when there are prepayments, maturities or sales of the Fund’s investments.

The Fund’s ability to achieve its investment objective and to pay distributions depends upon the performance of the Co-Advisers in the acquisition of the Fund’s investments. The more money the Fund raises in the offering of its Shares, the greater the Fund’s challenge will be to invest all of the net offering proceeds on attractive terms. Except for the Fund’s investment policy, Shareholders will have no opportunity to evaluate the economic merits or the terms of the Fund’s investments before making a decision to invest in the Fund. Shareholders must rely entirely on the management abilities of the Co-Advisers. The Fund cannot assure Shareholders that the Co-Advisers will be successful in obtaining suitable investments on financially attractive terms or that, if the Co-Advisers make investments on the Fund’s behalf, the Fund’s objective will be achieved.

Although the Fund currently intends to invest the proceeds from any sale of the Shares offered hereby as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. If the Fund is unable to find suitable investments promptly or deploy capital in a timely or efficient manner, it may be forced to invest in cash, cash equivalents or other assets. The rate of return on these investments, which affects the amount of cash available to make distributions, may be less than the return obtainable from the type of investments in the oil and gas industry the Fund seeks to acquire. Therefore, delays the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns. There can be no assurances as to how long it will take the Fund to invest the net proceeds from sales of Fund Shares. If the Fund would continue to be unsuccessful in locating suitable investments, the Fund may ultimately decide to liquidate.

This offering is being made on a “best efforts” basis, meaning that the Fund is only required to use its best efforts to sell the shares and has no firm commitment or obligation to purchase any shares in the offering. As a result, the amount of proceeds the Fund raises in the offering may be substantially less than the amount the Fund would need to create a diversified portfolio of investments. If the Fund is unable to raise substantial funds, the Fund will make fewer investments resulting in less diversification in terms of the type, number and size of investments that it makes. As a result, the value of a Shareholder’s investment may be reduced in the event the Fund’s assets underperform. Moreover, the potential impact of any single asset’s performance on the overall performance of the portfolio increases. In addition, the Fund’s ability to achieve its investment objective could be hindered, which could result in a lower return on the investments. Further, the Fund will have certain fixed operating expenses regardless of whether the Fund is able to raise substantial funds in this offering. The Fund’s inability to raise substantial funds would increase its fixed operating expenses as a percentage of gross income, reducing the Fund’s net income and limiting its ability to make distributions.

Valuation Risk

The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.

The Fund’s Oil and Gas Interest investments are fair valued by the Co-Advisers in accordance with the procedures described under “Determination of Net Asset Value” below. Within the parameters of the Fund’s valuation procedures, the valuation methodologies used to value the Fund’s Oil and Gas Interest investments will involve subjective judgments and projections and may not be accurate. Valuation methodologies will also involve assumptions and opinions about future events, which may or may not turn out to be correct. Valuations and appraisals of the Fund’s Oil and Gas Interest investments will be only estimates of fair value. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Co-Advisers and the Fund’s independent third party valuation agents or pricing services. Valuations and appraisals of the Fund’s Oil and Gas Interest investments are only conducted on a periodic basis. If the relevant asset’s value changes after such appraisal, it will be difficult for the Co-Advisers to quantify the impact of such change and the necessary information to make a full assessment of the value may not be immediately available, which may require the Co-Advisers to make an assessment of fair value with incomplete information. A material change in an Oil and Gas Interest investment or a new appraisal of an Oil and Gas Interest investment may have a material impact on the Fund’s overall NAV, resulting in a sudden increase or decrease to the Fund’s NAV per Share.

It also may be difficult to reflect fully and accurately rapidly changing market conditions or material events that may impact the value of the Fund’s Oil and Gas Interest investments between valuations, or to obtain complete information regarding any such events in a timely manner. For example, an unexpected termination or renewal of a material lease, a material increase or decrease in vacancies, an unanticipated structural or environmental event at a property or material changes in market, economic and political conditions globally and in the jurisdictions and sectors in which a property operates, may cause the value of a property to change materially, yet obtaining sufficient relevant information after the occurrence has come to light and/or analyzing fully the financial impact of such an event may be difficult to do and may require some time. As a result, the Fund’s NAV per share may not reflect a material event until such time as sufficient information is available and the impact of such an event on a property’s valuation is evaluated, such that the Fund’s NAV may be appropriately updated in accordance with the Fund’s valuation guidelines.

Further, valuations do not necessarily represent the price at which an asset would sell, since market prices of assets can only be determined by negotiation between a willing buyer and seller. As such, the carrying value of an asset may not reflect the price at which the asset could be sold in the market, and the difference between carrying value and the ultimate sales price could be material. In addition, accurate valuations are more difficult to obtain in times of low transaction volume because there are fewer market transactions that can be considered in the context of the appraisal. It also may be difficult to reflect fully and accurately rapidly changing market conditions or material events that may impact the value of the Fund’s Oil and Gas Interest investments between valuations, or to obtain complete information regarding any such events in a timely manner. For example, an unexpected termination or renewal of a material lease, a material increase or decrease in vacancies or an unanticipated structural or environmental event at a property may cause the value of a property to change materially, yet obtaining sufficient relevant information after the occurrence has come to light and/or analyzing fully the financial impact of such an event may be difficult to do and may require some time. The Co-Advisers will rely on the independent third party valuation agents’ or pricing services’ appraisals in determining the fair value of the Oil and Gas Interest investments. There will be no retroactive adjustment in the valuation of such assets, the offering price of the Shares, the price the Fund paid to repurchase Shares or NAV-based fees the Fund paid to the Co-Advisers to the extent such valuations prove to not accurately reflect the realizable value of the Fund’s assets. Because the price you will pay for Shares in this offering, and the price at which your Shares may be repurchased in a repurchase offer by the Fund, are based on NAV per Share, you may pay more than realizable value or receive less than realizable value for your investment if assets are mispriced. In addition, the participation of the Co-Advisers’ personnel in the Fund’s valuation process could result in a conflict of interest, as the management fee paid to the Co-Advisers is based on the value of the Fund’s assets.

Interest Rate Risk

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. If interest rates increase, such increases may result in a decline in the value of the fixed income or other investments held by the Fund that move inversely to interest rates. A decline in the value of such investments would result in a decline in the Fund’s NAV. Additionally, further changes in interest rates could result in additional volatility and could cause Fund Shareholders to tender their Shares for repurchase at its regularly scheduled repurchase intervals. The Fund may need to liquidate portfolio investments at disadvantageous prices in order to meet such repurchases. Further increases in interest rates could also cause dealers in fixed income securities to reduce their market making activity, thereby reducing liquidity in these markets. To the extent the Fund holds fixed income securities or other securities that behave similarly to fixed income securities, the longer the maturity dates are for such securities will result in a higher likelihood of a decrease in value during periods of rising interest rates.

Business and Regulatory Risks

Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances, may adversely affect the Fund.

Issuer Risk

Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service. The Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

Tax Risks

Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and has elected to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its income and net short-term gains in the form of deductible dividends.

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” (a “RIC”) under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. To qualify as a RIC, at least 90% of the Fund’s gross income must be derived from (A) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (B) net income derived from an interest in a qualified publicly traded partnership.

Code § 851 does not contain a definition of “securities”. However, the section provides that terms not defined in the section have the meanings under the 1940 Act. Some of the intended investments of the Fund may not qualify as “securities” under the 1940 Act. The Fund has attempted to isolate those investments in a controlled Subsidiary. However, to satisfy the RIC diversification tests, the Offshore Subsidiary may not represent more than 25% of the value of the Fund at the end of any quarter (subject to some exceptions). If it is determined that the investments held directly by the Fund are not securities, or if the Offshore Subsidiary represents more than 25% of the value of the Fund at the end of a quarter, the Fund may lose its status as a RIC and be subject to corporate level taxation.

The Fund intends to treat any income it may derive from the investments received by the Offshore Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The Internal Revenue Service had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Offshore Subsidiary would be qualifying income, if (i) the income is distributed in the same year that it is required to be included in the income of the RIC or (ii) the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Offshore Subsidiary, the Fund intends to cause the Offshore Subsidiary to make distributions that would allow the Fund to make timely distributions to its Shareholders.

If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes. See “Federal Tax Matters.”

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in an Oil and Gas Interest that limit utilization of this cure period.

If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code, in which case the Fund would lose its status as a RIC. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Shares.

The Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. See “Federal Tax Matters”. Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund’s taxable income. Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

Privately Placed Securities Risk

The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Co-Advisers to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Co-Advisers had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Reliance on Key Persons Risk

The Fund relies on the services of certain executive officers who have relevant knowledge of Oil and Gas Interests and familiarity with the Fund’s investment objective, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.

Concentration Risk

The Fund will invest a substantial portion of its assets in the Crude Petroleum and Natural Gas Industry. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting the Crude Petroleum and Natural Gas Industry than a fund that invests its assets in a more diversified manner. The Crude Petroleum and Natural Gas Industry includes companies that engage in operating oil and gas field properties. These companies may engage in activities such as the exploration for crude petroleum and natural gas; drilling, completing, and equipping wells; operation of separators, emulsion breakers, desilting equipment, and field gathering lines for crude petroleum; and all other activities in the preparation of oil and gas up to the point of shipment from the producing property. Companies in the Crude Petroleum and Natural Gas Industry also include the production of oil through the mining and extraction of oil from oil shale and oil sands and the production of gas and hydrocarbon liquids through gasification, liquid faction, and pyrolysis of coal at the mine site. In addition, the Crude Petroleum and Natural Gas Industry includes companies which have complete responsibility for operating oil and gas wells for others on a contract or fee basis.

Companies in the Crude Petroleum and Natural Gas Industry are affected by specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas, or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing, or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, Crude Petroleum and Natural Gas Industry companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves also may affect the profitability of companies operating within the Crude Petroleum and Natural Gas Industry.

Hedging Transactions Risk

Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.

Fund Capitalization Risk

There is a risk that the Fund may not continue to raise capital sufficient to maintain profitability and meet its investment objective. An inability to continue to raise capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

No Operating History Risk

The Fund is a newly-organized, non-diversified, closed-end management investment company with no history of operations upon which prospective investors may evaluate the Fund’s past performance and potential future returns. While the senior investment professionals and other individuals employed by Lincoln have prior experience in Oil and Gas Interest investments, past performance with respect to such activities is not a guarantee of future results.

Diversification Risk

The Fund is a “non-diversified company” under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified company.” Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

Cybersecurity Risk

The Fund is susceptible to operational and information security risks relating to technologies such as the Internet. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of the Fund to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting the Fund investments, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, banks, brokers, dealers, insurance companies and other financial institutions. In addition, substantial costs may be incurred in order to prevent cyber incidents in the future.

Temporary Defensive Strategies Risk

When the Co-Advisers anticipate unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high yielding long-term securities. In such a case, Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

Potential Conflicts of Interest Risk

The Co-Advisers and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Co-Advisers each manage and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund. As a result, the Co-Advisers and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Co-Advisers and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. Furthermore, it is theoretically possible that a portfolio manager could use the information obtained from managing a fund or account to the advantage of other funds or accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Co-Advisers invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Co-Advisers or result in the Co-Advisers receiving material, non-public information, or the Co-Advisers may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Co-Advisers acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.

The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Co-Advisers which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. The Co-Advisers and their affiliates may provide more services to some types of funds and accounts than others.

The Fund and/or the Co-Advisers (as applicable) have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the Co-Advisers are treated equitably. There is no guarantee that the policies and procedures adopted by the Co-Advisers and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Co-Advisers may manage or advise from time to time. For further information on potential conflicts of interest, see [“Management of the Fund—Conflicts of Interest”] in the SAI.

MANAGEMENT OF THE FUND

Directors and Officers

General oversight of the duties performed by the Co-Advisers is the responsibility of the Board of Trustees. There are [___] Trustees of the Fund, [___] of whom is an "interested person" (as defined in the Investment Company Act) and [___] of whom are not "interested persons.” The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Co-Advisers

Strive

Strive Asset Management, LLC (“Strive”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) is one the Fund’s co-advisers. Strive oversees Lincoln’s management of the Fund and provides trading, execution and various other administrative services and supervises the overall daily affairs of the Fund. Strive’s principal offices are located at 6555 Longshore Street, Suite 220, Dublin, Ohio 43017. Strive was founded in 2022 by Vivek Ramaswamy and Anson Frericks. As of [January 31, 2024], Strive had approximately $[1.15] billion in total assets under management.

Lincoln

Lincoln was founded by Benjamin Schuessler to invest capital in non-operated oil and gas assets. Lincoln is registered with the SEC as an investment adviser under the Advisers Act. Lincoln has discretionary responsibility to select the Fund’s investments in accordance with the Fund’s investment objectives and strategy. To date, Lincoln has sponsored several investment vehicles including Del Rio Holdings LLC and Del Rio Royalty Company II LLC and has approximately $280 million in total assets under management. Lincoln, through its team’s decade of experience in the space, believes that a lack of investment capital in upstream oil and gas can provide investors an opportunity to earn attractive risk-adjusted returns. Lincoln also believes that it is qualified to capitalize on the opportunity due its longevity in the sector, the diverse skillsets of its management team, its management team’s reputation and relationships in the oil and gas sector, and its capital markets experience. Lincoln’s principal offices are located at 3333 S. Bannock St., Ste 500, Englewood, Colorado 80110.

Management Fee

Pursuant to the Investment Management Agreement between the Fund and the Co-Advisers, and in consideration of the services provided by the Co-Advisers to the Fund, the Co-Advisers are entitled to a total management fee (the “Management Fee”) equal to [ ]% of the Fund’s average daily net assets. The Management Fee will be paid to the Co-Advisers out of the Fund’s assets. Because the Management Fee is calculated based on the Fund’s average daily net asset value and is paid out of the Fund’s assets, it reduces the net asset value (“NAV”) of the Shares.

Pursuant to a fee waiver agreement entered into between the Fund and the Co-Advisers (the “Fee Waiver Agreement”), the Co-Advisers have contractually agreed to reduce the Management Fee to [ ]% for the one-year period beginning from the effective date of the registration statement. Unless otherwise extended by agreement between the Fund and the Co-Advisers, the Management Fee payable by the Fund after the termination of the Fee Waiver Agreement will be equal to [ ]% of the Fund’s average daily net assets.

A discussion regarding the basis for approval by the Board of Trustees of the Fund’s Investment Management Agreement with the Co-Advisers will be available in the Fund’s [Annual Report] to Shareholders for the year ended [ ].

Portfolio Management

The following portfolio managers, each of which is employed by Lincoln, will be responsible for implementing portfolio management decisions for the Fund:

Craig Brede. With a background spanning over 17 years, Mr. Brede has amassed valuable expertise in private equity and capital markets. During his time at Lincoln, he successfully established and managed 7 investment vehicles, securing $138 million in equity capital and $100 million in debt financings. Mr. Brede also served as the president of the capital markets division at Black Creek Group, a $10 billion AUM real estate asset manager. Mr. Brede also spent 8 years at Goldman Sachs, excelling in sales and trading of equity derivatives. Mr. Brede holds a BBA with honors, focusing on finance, from the University of Notre Dame.

Sean McClaren. Mr. McClaren is the leader of acquisition underwriting at Lincoln. He is a highly experienced reservoir, completions, and production engineer with 10 years of industry experience in multiple U.S. basins. Mr. McClaren spent 5 years at Lincoln, where he utilized data analytics to effectively manage reserves across 40,000 net mineral acres and 7,000 producing wellbores. During his time at Lincoln, Mr. McClaren has underwritten over 1,200 deals. Prior to that, he successfully guided the acquisition strategy for Bayswater Exploration and Production’s mineral buying program. Mr. McClaren holds a BS in chemical engineering from the University of Arizona.

Control Persons

A “control person” generally is a person who beneficially owns more than 25% of the voting securities of the Fund or has the power to exercise control over the management or policies of the Fund. As of [December 31, 2024], [the Fund does not know of any control persons of the Fund.]

Other Information

This Prospectus and the SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and Shareholders. The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without Shareholder approval except where Shareholder approval is specifically required. Further, Shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Co-Advisers or other parties who provide services to the Fund.

FUND EXPENSES

The Co-Advisers bear all of the ordinary and usual overhead expenses of the Co-Advisers or any of their affiliates (including expenses such as rental payments for its offices) in providing services to the Fund pursuant to their respective Investment Management Agreement and the salaries or other compensation of the employees of the Co-Advisers or any of their affiliates. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including any third party charges and out-of-pocket costs and expenses that are related to the organization, business or operation of the Fund.

Expenses borne directly by the Fund include:

•	Certain corporate, organizational and offering costs relating to the offering of Shares, to the extent permissible;

•	the cost of calculating the NAV of Shares, including the cost of any third party pricing or valuation services;

•	the cost of effecting sales and repurchases of Shares and other securities;

•	each Co-Adviser’s Management Fee;

•	investment related expenses (e.g., expenses that, in a Co-Adviser’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions and other transaction expenses in connection with the Fund’s purchase and sale of assets, borrowing charges on securities sold short (if any), clearing and settlement charges, recordkeeping, interest expense, line of credit fees, dividends on securities sold but not yet purchased, margin fees, investment-related travel and lodging expenses and research-related expenses;

•	fees and expenses associated with the selection, acquisition, origination, monitoring or management of Oil and Gas Interests, construction, development, special servicing of non-performing assets (including, but not limited to, commissions paid to third-parties, reimbursement of non-ordinary expenses and employee time required to special service a non-performing asset), and the sale of equity investments in Oil and Gas Interests. The Co-Advisers or their affiliates may be entitled to certain of these fees as permitted by the 1940 Act or as otherwise permitted by applicable law and regulation;

•	professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants, tax advisors and other experts;

•	fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

•	research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Co-Advisers and any custodian or other agent engaged by the Fund;

•	transfer agent and custodial fees;

•	Distributor costs (if any);

•	fees and expenses associated with marketing efforts (if any);

•	federal and any state registration or notification fees;

•	federal, state and local taxes;

•	fees and expenses of the Independent Trustees;

•	the costs of preparing, printing and mailing reports, notices and other communications, including repurchase offer correspondence or similar materials, to Shareholders;

•	fidelity bond, Trustees and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, and generally serving as counsel to the Fund);

•	external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

•	any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its Shares;

•	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002, as amended;

•	costs associated with the valuation of the Fund’s assets and liabilities, including the cost of any third-party appraiser or valuation agent;

•	federal or state taxes;

•	fees and expenses related to compliance with rules and regulations related to maintaining the Fund’s tax status as a RIC;

•	all other expenses incurred by the Fund or the Co-Advisers in connection with administering the Fund’s business; and

•	any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

Except as otherwise described in this Prospectus, the Co-Advisers will be reimbursed by the Fund for any of the costs and expenses which are an obligation of the Fund that a Co-Adviser or an affiliate pays, incurs on behalf of the Fund or otherwise is entitled to, including the costs and expenses described above.

PURCHASE OF SHARES

Purchasing Class I Shares

The Fund offers Class I Shares on a continuous basis at the NAV per Share. This Prospectus relates to Class I Shares only, and Class I Shares is the only class of Shares that the Fund currently issues. To the extent the Fund offers additional classes of Shares in the future, each class of Shares will be subject to different fees and expenses. [The Fund and the Co-Advisers have been granted exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Co-Advisers are required to comply with certain regulations that would not otherwise apply.]

When selecting a Share class, you should consider the following: which Share classes are available to you; the amount you intend to invest; how long you expect to own the Shares; and total costs and expenses associated with a particular Share class. Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may impose additional fees and charges on each class of Shares. If your dealer offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

The minimum initial investment for Class I Shares in the Fund from each investor is at least $[2,500], and the minimum additional investment in the Fund is $[100], except for additional purchases pursuant to the Fund’s dividend reinvestment plan. The Fund or distributor may lower or waive the minimum initial investment for Class I Shares, including, without limitation, for certain categories of investors, at their discretion. For instance, the initial investment minimum may be reduced or waived for [(i) bank trust departments or other financial firms or intermediaries that submit orders on behalf of their customers; (ii) clients of independent investment advisers on behalf of their clients through accounts held at SEI Private Trust Company; and (iii) clients that have entered into a direct bilateral investment advisory agreement with a Co-Adviser with respect to their assets invested in the Fund.] The Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if, as a result of repurchase or transfer requests by the Shareholder, the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than $[ ] , in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

Initial and additional purchases of Class I Shares may be made on any Business Day. A “Business Day” means any day on which the New York Stock Exchange is open for business. Authorized financial institutions and intermediaries may purchase Class I Shares by placing orders with the Transfer Agent or the Fund’s authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling [____]. Generally, cash investments must be transmitted or delivered in federal funds to the Fund’s wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Fund, at its discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund’s procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interest of the Fund or its shareholders and could adversely affect the Fund or its operations.

The Fund calculates its NAV per Share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day’s NAV per Share, generally the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. Proper form means that the Fund was provided with a complete and signed account application, as well as sufficient purchase proceeds. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase Class I Shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per Share after the intermediary receives the request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Fund. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Transfers of Shares

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (or its delegate) (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board (or its delegate) that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor documentation in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board (or its delegate) generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than the Fund’s minimum account balance. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board (or its delegate), the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires certain financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund may seek to obtain the following information for each person that opens a new account:

•	Name;

•	Date of Birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing);

•	Social Security number, taxpayer identification number, or other identifying information; and

•	U.S. citizenship or residency status.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you may be asked to supply the identity of the beneficial owners.

Federal law prohibits certain financial institutions from opening a new account on behalf of a natural person unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing any and all requested identifying information or from closing an account and repurchasing an investor’s Shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Fund Closings

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing Shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Co-Advisers. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.

PAYMENTS BY THE CO-ADVISERS

The Co-Advisers and/or their affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Co-Advisers and/or their affiliates also may make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Co-Advisers and/or their affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Co-Advisers through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

DETERMINATION OF NET ASSET VALUE

The price you pay for your Shares or the amount you receive upon the repurchase of your Shares is based on the Fund’s NAV. The NAV per share of the Fund is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open. The Fund does not calculate the NAV on dates the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and other holidays observed by the NYSE. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of Shares outstanding. Requests to purchase Shares are processed at the NAV per share next calculated after the Fund receives your subscription in proper form. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept subscriptions until, and calculate the Fund’s NAV per share as of, the normally scheduled close of regular trading on the NYSE for that day.

The Board has approved procedures pursuant to which the Fund values its investments, and has designated to the Co-Advisers the general responsibility for determining, in accordance with such procedures, the value of such investments. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Co-Advisers in good faith, taking into consideration all available information and other factors that the Co-Advisers deems pertinent, in each case subject to the overall supervision and responsibility of the Board. Such determinations may be made on the basis of valuations obtained from independent third party valuation agents or pricing services or other third party sources (“Pricing Services”), provided that the Co-Advisers shall retain the discretion to use any relevant data, including information obtained from any Pricing Service, that the Co-Advisers deem to be reliable in determining fair value under the circumstances. The Co-Advisers are responsible for ensuring that any Pricing Service engaged to provide valuations discharges its responsibilities in accordance with the Fund’s valuation procedures, and will periodically receive and review such information about the valuation of the Fund’s securities or other assets as it deems necessary to exercise its oversight responsibility.

In calculating the Fund’s NAV, the Co-Advisers, subject to the oversight of the Board, use various valuation methodologies. To the extent practicable, the Co-Advisers generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used if a ready market for the investments existed. As a result, the Co-Advisers may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

When pricing securities or other assets at fair value, the Fund seeks to assign the value that represents the amount that the Fund might reasonably expect to receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Given the subjectivity inherent in fair value measurements and the fact that events could occur after NAV calculation, the actual market prices, or prices that are used by others, for a security or other asset may differ from the fair value of that security or other asset as determined by the Fund at the time of NAV calculation. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund. It is possible that the fair value determined for a security or other asset may be materially different from the value that could be realized upon the sale of such security or other asset. Thus, fair value measurements may have an unintended dilutive or accretive effect on the value of Shareholders’ investments in the Fund.

The following is a summary of certain of the methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:

The Fund’s Oil and Gas Interest equity investments are typically fair valued based on a discounted cash flow or other income approach, or by appraisals conducted by one or more Pricing Services. The Fund accounts for properties at the individual property level and such assets are fair valued using inputs that take into account property-level data that is gathered and evaluated periodically to reflect new information regarding the property or the appreciation interest, if any.

Investments in newly acquired Oil and Gas Interests will initially be valued at cost. Thereafter, each property will be evaluated by the Co-Advisers for a change in valuation methodology or inputs/assumptions no less than quarterly, but more frequently if market or property specific factors indicate a different methodology or inputs/assumptions would result in a valuation that is more representative of fair value. The Co-Advisers expect the primary methodology used to value such assets after the initial period of valuation at cost will be the income approach, whereby value is derived by determining the present value of an asset’s stream of future cash flows (for example, discounted cash flow analysis). Income related to each asset will be accrued on the basis of data extracted from (1) the annual budget for such asset and (2) material, unbudgeted non-recurring income and expense events with respect to such assets when the Co-Advisers becomes aware of such events and the relevant information is available. Consistent with industry practices, the income approach incorporates subjective judgments regarding comparable revenue and operating expense data, the capitalization or discount rate and projections of future revenue and expenses based on appropriate market evidence. Other methodologies that may also be used to value properties include market approaches like sales comparisons and cost approaches.

Each quarter, the Co-Advisers will also determine an accrual schedule for the daily value of each real property based on an estimated quarter-end value. The Fund will use the daily values determined in such accrual schedule for purposes of calculating its NAV. Any material changes to the valuation of Oil and Gas Interests and related changes to the daily accrual schedule for any Oil and Gas Interest, will be reflected in the Fund’s NAV calculation beginning with the day that a revised valuation is determined.

In addition, the Co-Advisers will monitor the Fund’s Oil and Gas Interests for events that the Co-Advisers believes may have a material impact on the most recent estimated values of such assets. Possible examples of such a material change include an unanticipated structural or environmental event at a property, capital market events, recent financial results or changes in the capital structure of the property, development milestones, material changes in cap rates or discount rates, any regulatory changes that affect the investment, or a significant industry event or adjustment to the industry outlook that may cause the value of a property to change materially. Provided that the Co-Advisers are aware that such an event has occurred and after a determination by the Co-Advisers that a material change has occurred and the financial effects of such change are quantifiable, any estimates of value should be performed as soon as reasonably practicable. All of these factors may be subject to adjustments based upon the particular circumstances of an investment or the Fund’s actual investment position. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

Assets held through joint ventures generally will be valued in a manner that is consistent with the methods described above. Once the value of an asset held by the joint venture is determined and the Fund determines the fair value of any other assets and liabilities of the joint venture, the value of the Fund’s interest in the joint venture would then be determined by the Co-Advisers using a hypothetical liquidation calculation to value the Fund’s interest in the joint venture.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, then long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price as provided by a Pricing Service.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by a Pricing Service. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time the Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Short-term debt investments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost.

Other debt investments, including government debt securities and municipal debt securities in each case having a remaining maturity in excess of 60 days are typically valued by Pricing Service at an evaluated (or estimated) mean between the closing bid and asked prices.

Because the Fund relies on various sources to calculate its NAVs, the Fund is subject to certain operational risks associated with reliance on the Pricing Services and other service providers and data sources. The Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

DISTRIBUTIONS

The Fund intends to distribute monthly all or a portion of its net investment income to Shareholders (after the payment of interest and/or dividends in connection with leverage). Unless an election is made to receive dividends in cash, Shareholders will automatically have their monthly distributions reinvested in Shares through the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan” below.

The Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV and, correspondingly, distributions from undistributed income will decrease the Fund’s NAV.

From time to time, portions of the Fund’s distributions may constitute a return of capital. A return of capital to Shareholders is a return of a portion of their original investment in the Fund and does not represent net income or profit. A return of capital would reduce a Shareholder’s tax basis in its Shares, which could result in higher taxes when the Shareholder sells such Shares. This may cause the Shareholder to owe taxes even if it sells Shares for less than the original purchase price of such Shares.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distribution at any time upon notice to Shareholders.

DIVIDEND REINVESTMENT PLAN

Pursuant to the dividend reinvestment plan established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 30 days prior to a distribution, the request will be effective only with respect to distributions after the 30-day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to (a) reinvest dividends or (b) receive dividends in cash;

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). A request must be received by the Fund before the record date to be effective for that dividend. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. The reinvestment of dividends and distributions pursuant to the DRIP will increase the Fund’s net assets on which the Management Fee is payable to the Co-Advisers.

DESCRIPTION OF CAPITAL STRUCTURE AND THE SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware on September 20, 2024. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of Shares of beneficial interest. The Trustees have authorized an unlimited number of Shares. The Fund does not intend to hold annual meetings of its shareholders.

The Fund currently offers one class of Shares: Class I. The Fund began continuously offering its Class I Shares on [ ]. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, and ongoing fees and expenses for each Share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses.” Certain Share class details are set forth in “Plan of Distribution”. The following table shows the amounts of Fund shares that have been authorized and are outstanding as of [ ]:

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Held by Fund or for its Account
Class I Shares	Unlimited	None	[ ]

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each Share of the Fund represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its Shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on Shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See “Dividend Reinvestment Plan.” The 1940 Act may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The Shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the Shares. The Declaration of Trust provides that the Fund’s Shareholders are not liable for any liabilities of the Fund. Although Shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue Share certificates. However, upon written request to the Transfer Agent, a Share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Transfer Agent will maintain an account for each shareholder upon which the registration of Shares are recorded, and transfers, permitted only in rare circumstances, such as death, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Other Classes of Shares

The Fund currently offers only Class I Shares. Other classes of Shares may be introduced upon approval by the Board of Trustees.

ANTI-TAKEOVER PROVISIONS AND CERTAIN OTHER PROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The 1940 Act does not provide Shareholders with an affirmative right to remove a Trustee. Furthermore, the Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Jurisdiction and Waiver of Jury Trial

The Declaration of Trust provides that each Trustee, officer and Shareholder, to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act (the “Delaware Act”), (i) irrevocably agrees that, except for any claims, suits, actions or proceedings arising under the Securities Act, the Securities Exchange Act of 1934, as amended and the 1940 Act (collectively, the “Federal Securities Laws”), any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Act, the Declaration of Trust or the Fund’s Bylaws shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction; (ii) irrevocably agrees that any claims, suits, actions or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America; and (iii) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

Notwithstanding anything to the contrary in the Declaration of Trust or Bylaws, the Fund may, at its sole discretion, select and/or consent to an alternative forum for any claims, suits, actions or proceedings relating in any way to the Fund.

Derivative and Direct Claims of Shareholders

A “direct” Shareholder claim refers to a claim based upon alleged violations of a Shareholder’s individual rights independent of any harm to the Fund, including a Shareholder’s voting rights under Article V of the Declaration of Trust or Article 2 of the Bylaws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the Shareholder and independent of any harm to the Fund. Any other claim asserted by a Shareholder, including without limitation any claims purporting to be brought on behalf of the Fund or involving any alleged harm to the Fund, are considered a “derivative” claim. The Declaration of Trust contains provisions regarding derivative claims of Shareholders. These provisions address certain requirements that a Shareholder must meet to bring a derivative claim, including to make a pre-suit demand upon the Trustees to litigate the subject action in certain circumstances; eligibility to make a derivative claim; and that the Trustees must be afforded a reasonable amount of time to consider a pre-suit demand.

In addition to the requirements set forth in Section 3816 of the Delaware Act, a “beneficial owner,” within the meaning of that section, may bring a derivative action on behalf of the Fund only if the conditions in the Declaration of Trust are met. These provisions in the Declaration of Trust regarding derivative claims of shareholders shall not apply to claims made under federal securities laws.

PLAN OF DISTRIBUTION

SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves, pursuant to a Distribution Agreement, as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV. For information on how the Fund calculates NAV, see “Determination of Net Asset Value” above. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares.

Neither the Distributor nor any other broker-dealer is obligated to buy from the Fund any of the Shares. The Distributor does not intend to make a market in the Shares. The Distribution Agreement provides that the Fund will indemnify the Distributor and its trustees or directors, officers, and control persons (within the meaning of Section 15 of the Securities Act) against certain liabilities arising under the Securities Act. The indemnification will not apply to actions of the Distributor, its trustees or directors, officers, or control persons in cases of their willful misfeasance, bad faith, or gross negligence in the performance of their duties. The Distribution Agreement further provides that the Distributor will indemnify the Fund and its Trustees, officers, and control persons (within the meaning of Section 15 of the Securities Act) against certain liabilities arising under the Securities Act. The indemnification will not apply to actions of the Fund, its Trustees, officers, or control persons in cases of their willful misfeasance, bad faith, or gross negligence in the performance of their duties.

The Fund is offered on a continuous basis. Purchase orders will be effective only upon the Fund’s acceptance, and the Fund reserves the right to reject any purchase order in whole or in part in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Shares are not available in certificated form.

The Co-Advisers may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers, dealers or other financial intermediaries that have agreed to participate in the distribution of the Fund’s Shares, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any securities exchange, and the Fund does not anticipate that any secondary market will develop for its Shares. Neither the Co-Advisers nor the Fund intends to make a market in the Fund’s Shares.

QUARTERLY REPURCHASES OF SHARES

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding Shares, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a regular schedule. For these purposes, a “majority” of the Fund’s outstanding Shares means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy). Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months. The Fund’s initial repurchase shall occur no later than six months after the effectiveness of the Fund’s registration statement.

Repurchase Request Deadline

When a repurchase offer commences, the Fund sends, at least twenty-one (21) days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

·	A statement that the Fund is offering to repurchase its securities from shareholders at NAV.

·	Any fees applicable to the repurchase.

·	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.

·	The date on which a shareholder’s repurchase request is due.

·	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).

·	The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase.

·	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.

·	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

·	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. The repurchase price will be the NAV of the Fund as determined at the close of business on a date (the “Repurchase Pricing Date”), which may be up to fourteen (14) calendar days following the Repurchase Request Deadline, or on the next business day if the fourteenth day is not a business day. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund will distribute payment to shareholders no later than seven (7) calendar days after such date. The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed in the section of this Prospectus entitled “Determination of Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by visiting www.[______].com or calling the Fund at [_____].

[Repurchase Fee on Shares Repurchased within One Year of Purchase

The Fund currently does not impose any repurchase fees, but may in the future impose a repurchase fee of up to 2.00% on Shares accepted for repurchase by the Fund that have been held for less than one year. The repurchase fee would be retained by the Fund and is intended to compensate the Fund for expenses directly related to the repurchases. The repurchase fee would be imposed on a first-in, first-out basis, which means that you would tender Shares in the order of their purchase.]

Your financial adviser or other financial intermediary may charge service fees for handling Share repurchases. In such cases, there may be fees imposed by the intermediary on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from (i) accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than one hundred Shares and who tender all of their Shares for repurchase, before prorating Shares tendered by others, or (ii) accepting by lot Shares tendered by shareholders who request repurchase of all Shares held by them and who, when tendering their Shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Consequences of Repurchase Offers

Payment for repurchased Shares may require the Fund to liquidate its investments, and earlier than the Co-Advisers otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Co-Advisers intend to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses (subject to the waiver of fees by the Co-Advisers) and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. Also, the sale of the Fund’s investments to fund repurchases could reduce the market price of those underlying investments, which in turn would reduce the Fund’s NAV. See “Risks—Leverage Risk.”

Repurchase of the Fund’s Shares will reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio (subject to the waiver of fees by the Co-Advisers), to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders. The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a Shareholder’s only means of liquidity with respect to their Shares. Shareholders have no rights to redeem or transfer their Shares, other than limited rights of a Shareholder’s descendants to redeem Shares in the event of such Shareholder’s death pursuant to certain conditions and restrictions. The Shares are not traded on a national securities exchange and no secondary market exists for the Shares, nor does the Fund expect a secondary market for its Shares to exist in the future unless the Shares are listed on a securities exchange, if at all. See “Risks—Repurchase Policy Risks” and “Risks—Liquidity Risks.”

INVESTOR SUITABILITY

Investing in the Fund involves a considerable amount of risk. Shareholders may lose money or their entire investment in the Fund. Investing in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. An investment in the Fund may not be suitable for investors who may need the assets invested in the Fund in a specified time frame. Before making your investment decision, you and/or your personal financial advisor should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. The Fund should be considered to be an illiquid investment. You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund. [In addition, while a Shareholder has limited ability to transfer or resell Shares pursuant to the provisions of the Trust Agreement,] the Shares are not traded on an active market and there is currently no secondary market for the Shares. However, limited liquidity will be available through quarterly repurchases of Shares by the Fund of at least 5% of the outstanding Shares during each quarterly period. See “Risks – Interval Fund Risk” and “Risks—Liquidity Risk.”

FEDERAL TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Shareholder that acquires, holds and/or disposes of Shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. Shareholders who hold their Shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular Shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to Shareholders who are subject to special rules, including, without limitation, banks and other financial institutions, insurance companies, dealers in securities or foreign currencies, traders in securities that have elected to mark-to-market their securities holdings, foreign holders, persons who hold their Shares as or in a hedge against currency risk, or as part of a constructive sale, straddle or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively, which could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its Shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

Fund Taxation

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to Shareholders.

To qualify as a RIC, at least 90% of the Fund’s gross income must be derived from (A) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (B) net income derived from an interest in a qualified publicly traded partnership.

Code § 851 does not contain a definition of “securities”. However, the section provides that terms not defined in the section have the meanings under the Investment Company Act of 1940. Some of the intended investments of the Fund may not qualify as “securities” under the Investment Company Act of 1940. The Fund has attempted to isolate those investments in a controlled Subsidiary. However, to satisfy the RIC diversification tests, the Offshore Subsidiary may not represent more than 25% of the value of the Fund at the end of any quarter (subject to some exceptions). If it is determined that the investments held directly by the Fund are not securities, or if the Offshore Subsidiary represents more than 25% of the value of the Fund at the end of a quarter, the Fund may lose its status as a RIC and be subject to corporate level taxation.

The Fund intends to treat any income it may derive from the investments received by the Offshore Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The Internal Revenue Service had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Offshore Subsidiary would be qualifying income, if (i) the income is distributed in the same year that it is required to be included in the income of the RIC or (ii) the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Offshore Subsidiary, the Fund intends to cause the Offshore Subsidiary to make distributions that would allow the Fund to make timely distributions to its Shareholders.

If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes. See “Federal Tax Matters.”

If the Fund qualifies as a regulated investment company and distributes to its Shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to Shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes.

If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its Shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate Shareholders under Section 243 of the Code, discussed below, and non-corporate Shareholders of the Fund generally would be able to treat such distributions as qualified dividend income eligible for reduced rates of U.S. federal income taxation, as discussed below, provided in each case that certain holding period and other requirements are satisfied.

If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions could potentially limit or eliminate the Fund’s ability to make distributions on its common stock until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to the nondeductible 4% federal excise tax discussed above. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its Shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund generally will endeavor to avoid restrictions on its ability to distribute dividends.

Shareholder Taxation

Distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other non-corporate taxpayers at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund levels. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. which the IRS has approved for these purposes (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company. The Fund can provide no assurance regarding the portion of its dividends that will qualify for qualified dividend income treatment.

Distributions of net capital gain, if any, that are properly reported by the Fund are taxable at long-term capital gain rates for U.S. federal income tax purposes without regard to the length of time the Shareholder has held Shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a Shareholder as a tax-free return of capital, which is applied against and reduces the Shareholder’s basis in his, her or its Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in his, her or its Shares, the excess will be treated by the Shareholder as gain from the sale or exchange of such Shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to Shareholders annually.

Distributions to Shareholders of net investment income received by the Fund from taxable investments, if any, including temporary taxable investments, and of net short-term capital gains realized by the Fund, if any, will be taxable to Shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the Shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a Shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the Shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a RIC under the Code, it is not expected that any part of its distributions to Shareholders from its investments will qualify as “qualified dividend income” taxable to non-corporate Shareholders at reduced rates.

Any loss realized by a shareholder of the Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares.

Certain distributions by the Fund may qualify for the dividends received deduction available to corporate Shareholders under Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations (but not including real estate investment trusts). Additionally, if the Fund received dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as eligible for the dividends received deduction, then the Fund is permitted in turn to designate a portion of its distributions as eligible for the dividends received deduction, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund. As long as the Fund qualifies as a RIC under the Code, it is not expected that any significant part of its distributions to Shareholders from its investments will qualify for the dividends-received deduction available to corporate Shareholders.

A Shareholder may elect to have all dividends and distributions automatically reinvested in Shares of the Fund. For U.S. federal income tax purposes, all dividends are generally taxable regardless of whether a Shareholder takes them in cash or they are reinvested in additional Shares of the Fund.

If a Shareholder’s distributions are automatically reinvested in additional Shares, for U.S. federal income tax purposes, the Shareholder will be treated as having received a distribution in the amount of the cash dividend that the Shareholder would have received if the Shareholder had elected to receive cash, unless the distribution is in newly issued Shares of the Fund that are trading at or above net asset value, in which case the Shareholder will be treated as receiving a distribution equal to the fair market value of the stock the Shareholder receives.

The Fund intends to distribute all realized net capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by the difference between the amount of undistributed net capital gain included in the Shareholder’s gross income and the federal income tax deemed paid by the Shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by Shareholders on December 31 of the calendar year in which it is declared.

At the time of an investor’s purchase of the Fund’s Shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these Shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s Shares is, as a result of the distributions, reduced below the investor’s cost for such Shares and the distributions economically represent a return of a portion of the investment. Investors should consider the tax implications of purchasing Shares just prior to a distribution.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income (e.g., ordinary income and net capital gains). Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to each class of particular types of income in accordance with each class’ proportionate share of such income. Thus, the Fund will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, qualified dividend income, ordinary income, exempt interest and net capital gain in a manner that allocates such income between the holders of common stock and preferred stock in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law. However, for purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock, if any, and then to the Fund’s common stock. In such a case, since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common stock.

In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding federal income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Sales, exchanges and other dispositions of the Fund’s Shares generally are taxable events for Shareholders that are subject to federal income tax. Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Fund’s Shares is properly treated as a sale or exchange for federal income tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Generally, gain or loss will be equal to the difference between the amount of cash and the fair market value of other property received (including securities distributed by the Fund) and the Shareholder’s adjusted tax basis in the Shares sold or exchanged. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the Fund’s Shares will be treated as short-term capital gain or loss. However, any loss realized by a Shareholder upon the sale or other disposition of Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such Shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The ability to deduct capital losses may be subject to limitations. In addition, losses on sales or other dispositions of Shares may be disallowed under the “wash sale” rules in the event a Shareholder acquires substantially identical stock or securities (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the Shares acquired.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

From time to time, the Fund may repurchase its Shares. Shareholders who tender all Shares held, and those considered to be held (through attribution rules contained in the Code), by them will be treated as having sold their Shares and generally will realize a capital gain or loss. If a Shareholder tenders fewer than all of his, her or its Shares (including those considered held through attribution), such Shareholder may be treated as having received a taxable dividend upon the tender of its Shares. If a tender offer is made, there is a risk that non-tendering Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Shares, the Fund will be required to make additional distributions to its Shareholders. If the Board of Directors determines that a tender offer will be made by the Fund, the federal income tax consequences of such offer will be discussed in materials that will be available at such time in connection with the specific tender offer, if any.

The Code requires that the Fund withhold, as “backup withholding,” 24% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s stock paid to Shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, Shareholders must certify on their account applications, or on a separate IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the Shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

Under Treasury regulations, if a Shareholder recognizes a loss with respect to Shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual Shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a Shareholder who is a C corporation, such Shareholder will generally be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes

The description of certain U.S. federal income tax provisions above relates only to U.S. federal income tax consequences for Shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates). Non-U.S. Shareholders should consult their tax advisors concerning the tax consequences of ownership of Shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of its non-U.S. status).

A separate U.S. withholding tax may apply in the case of distributions to (i) certain non-U.S. financial institutions that have not agreed to collect and disclose certain account holder information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

Shareholders should consult their own tax advisors on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws before making an investment in the Fund.

CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

The custodian of the assets of the Fund is [____]. The Fund’s transfer, shareholder services and dividend paying agent is [ . Pursuant to an administration and accounting services agreement, also provides certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records; acting as liaison with the Fund’s independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay an annual fee, calculated daily and payable on a monthly basis, of % of the Fund’s average net assets, subject to decrease with respect to additional Fund net assets.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP, 2222 Market Street, Philadelphia, Pennsylvania 19103-3007, serves as legal counsel to the Trust.

DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses and accrued income taxes, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year and tax year end on [ ]. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

The information in this statement of additional information ("SAI") is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or or sale is not permitted.

Subject to Completion
Preliminary Statement of Additional Information dated October 25, 2024

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2024

Strive American Energy Income Fund

Shares of Beneficial Interest Class I

The Strive American Energy Income Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund intends to offer a single class of shares of beneficial interests (“Shares”) designated as Class I (“Class I Shares”). The Fund has no operating history. The Fund’s investment objective is to generate income and, to a lesser extent, seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus which is dated [ ], 2024. Copies of the Prospectus may be obtained upon request and without charge by writing to the Fund at [ ], or by calling toll-free [ ] or by accessing the Fund’s website at [ ] The information on the website is not incorporated by reference into this Statement of Additional Information and investors should not consider it a part of this Statement of Additional Information. The Prospectus, and other information about the Fund, is also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

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GENERAL DESCRIPTION OF THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company which operates as an “interval fund.” Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares (as defined below) for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund will be structured as an “interval fund” and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding). The Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. The Fund was organized as a Delaware statutory trust on September 20, 2024.

The Fund offers one class (each a “Class”) of shares of beneficial interests (“Shares”) designated as Class I (“Class I Shares”). Each Class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. [The Fund and the Co-Advisers have been granted exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.]

INVESTMENT POLICIES, PRACTICES AND RISKS

The Fund invests primarily in a portfolio comprised of non-operated working interests, mineral interests, royalty interests, Overriding Royalty Interests (“ORRIs”), fee, state or federal mineral property rights and similar interests in well-established regions of the continental United States (collectively, “Oil and Gas Interests”). The Fund will typically gain exposure to its Oil and Gas Interests through co-investment arrangements, joint ventures or wholly owned subsidiaries (collectively, “Oil and Gas Investment Vehicles”). The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s principal investment strategies, are set forth in the Prospectus. Certain additional non-principal investment strategies and techniques which the Fund may use, as well as their attendant risks, are set forth below.

Non-Operated Working Interests

A working interest is the right to operate under a mineral interest or oil and gas lease. The working interest gives the owner the right to exploit the minerals on the land. A working interest is subject to all costs of exploration and development. A working interest owner in a lease can assign all or any part of their interest. When a working interest is “non-operated”, it refers to a share of ownership in a mineral interest or oil and gas lease where the holder does not have control over or responsibility for the day-to-day operations. The holder of a non-operated working interest has a financial stake in the development and production of the well but leaves operations decisions to the operator. A non-operated working interest owner typically shares in the costs and revenues proportionate to their ownership percentage. They are responsible for their share of exploration, drilling and production costs but have no direct control over how operations are conducted. The operator is responsible for overseeing the fieldwork and reporting to other interest holders. The terms of the relationship between a non-operated working interest holder and the operator are usually set forth in an operating agreement and/or dictated by state laws and regulations.

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Mineral Interests

A mineral interest is the present ownership of the oil and gas in a particular place, which is typically considered an interest in real property. The primary characteristic of a mineral interest is the right to enter the land to explore, drill, produce and otherwise carry on mining activities. Mineral interests may be fractionalized and leased to others. Mineral interests are frequently severed from the surface rights of the real property. Mineral interests are frequently pooled and become subject to an operating interests whereby the owner’s interest becomes converted into a non-operated working interest.

Royalty Interests

A royal interest generally refers to a lessor’s share in the production of oil and gas, free of the expenses of production. A royal interest is personal property and concerns the proceeds from oil and gas leases, if and when there is production. The royalty interest, or portion thereof, is freely assignable. The royalty may be paid in kind or may be paid in money representing the holder’s proportionate share of production.

Overring Royalty Interests

An ORRI is a fractional or percentage interest in the production of oil and gas, but without bearing any of the costs associated with drilling, development, or production. An ORRI is carved out of the lessee’s share of oil and gas. It is similar to a royalty interest reserved by the lessor, but instead it is created out of the lessee’s share of oil and gas (i.e., the party responsible for the operational costs) and is typically set as a percentage of the gross production. The duration of an ORRI is limited by the duration of the lease under which is created. Like a royalty interest, an ORRI is freely assignable.

Non-Principal Investment Strategies and Techniques and Related Risks

The Fund may utilize derivative instruments, such as forwards, futures, options, and swaps, repurchase agreements, reverse repurchase agreements and sale-buybacks, and a variety of special investment instruments and techniques, to hedge the portfolios of the Fund and the Oil and Gas Interests against various risks (such as changes in commodity prices, interest rates or other factors that affect security values) or for non-hedging purposes to pursue the Fund’s investment objective, including to indirectly invest in or gain exposure to Credit investments. The Fund may also invest in certain other instruments or vehicles, such as master limited partnerships (“MLPs”). Certain of the special investment instruments and techniques that the Fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. In an attempt to reduce systemic and counterparty risks associated with over-the-counter (“OTC”) derivatives transactions, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The Commodities Futures Trading Commission (“CFTC”) also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC is expected to eventually impose a similar requirement with respect to security-based swaps. Such requirements could limit the ability of the Fund to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Fund, to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as may be adjusted to a higher amount by the Fund’s Futures Commission Merchant, as well as possible SEC- or CFTC-mandated margin requirements. With respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required to collect initial margin from the Fund pursuant to the CFTC’s or the Prudential Regulators’ uncleared swap margin rules. Both initial and variation margin must be in the form of eligible collateral, and may be composed of cash and/or securities, subject to applicable regulatory haircuts. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Fund. In the event the Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third-party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

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Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by the Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Swap dealers and major swap participants that are registered with the CFTC and with whom the Fund may trade are subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Fund remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

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Rule 18f-4 under the 1940 Act governs a Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivative Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivative Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transactions and the transaction will settle within 35 days of its trade date.

Rule 18f-4 requires that a fund that invests in Derivative Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the fund’s Board, and comply with an outer limit on fund leverage risk based on value at risk. A fund that uses Derivative Transactions in a limited amount is considered a “limited derivatives user,” as defined in Rule 18f-4, will not be subject to the full requirements of Rule 18f-4, but will have to adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risk. A fund will be subject to reporting and recordkeeping requirements regarding its use of Derivative Transactions.

The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivative Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of Derivative Transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of Derivative Transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

CFTC Regulations. Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the CFTC, the Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Co-Advisers will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”). Additionally, the Fund may acquire instruments which may be treated as commodity interests or invest in vehicles that hold commodity interests.

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Consistent with the CFTC’s regulations, the Co-Advisers, on behalf of the Fund, have claimed relief from CPO registration pursuant to CFTC Regulation 4.5. Therefore, the Fund will not be subject to regulation as a commodity pool under the CEA and the Co-Advisers will not be subject to registration or regulation as a CPO under the CEA with respect to the Fund. Pursuant to this exemption from registration, the Co-Advisers will not be required to provide prospective investors with a CFTC compliant disclosure document, nor will the Co-Advisers be required to provide investors with periodic account statements or certified annual reports that satisfy the requirements of CFTC rules applicable to registered CPOs. It is possible that the CFTC will adopt regulations or a regulatory position making the no-action relief and the exclusion referred to above unavailable to the Fund. In any case where the no-action relief and the exclusion are unavailable to the Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations may apply with respect to the Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses and potentially adversely affect the Fund’s total return.

Forward Foreign Currency Contracts. A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. The Fund may use forward contracts for cash equitization purposes, which allows the Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

The Fund may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

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Position Hedging. The Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called “position hedging”). The Fund may use position hedging when the Co-Advisers reasonably believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation because the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.

Cross-Hedges. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

In addition to the hedging transactions described above, the Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, the Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, the Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may engage in currency transactions for hedging purposes as well as to enhance the Fund’s returns.

A non-deliverable forward transaction is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. Although forward foreign currency transactions are exempt from the definition of “swap” under the CEA, non-deliverable forward transactions are not, and, thus, are subject to the CFTC’s regulatory framework applicable to swaps.

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The ability to establish and close out positions on currency futures contracts is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where the Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject the Fund to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in the settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on currency futures contracts is subject to the maintenance of a liquid market, which may not always be available.

The Fund may take active positions in currencies, which involve different techniques and risk analyses than the Fund’s purchase of securities. Active investment in currencies may subject the Fund to additional risks, and the value of the Fund’s investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. If the Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund’s volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund’s assets.

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Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of the Fund to negotiate with the dealer to enter into an offsetting transaction. As mentioned above, forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict the Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, the Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Co-Advisers to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

Futures Contracts and Options on Futures Contracts. Futures contracts (also called “futures”) provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

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The Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC (generally, futures must be traded on such exchanges). The Fund may use futures contracts and related options for either hedging purposes or risk management purposes, or to gain exposure to currencies, as well as to enhance the Fund’s returns. Instances in which the Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. The Fund may use futures contracts for cash equitization purposes, which allows the Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

There are significant risks associated with the Fund’s use of futures contracts and options on futures contracts, including: (i) the success of a hedging strategy may depend on the Co-Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations or exchange requirements may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write put and call options on indexes and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

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The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Put and call options on indexes are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally rather than the price movements in individual securities. Options on indexes may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

The Fund may trade put and call options on securities, securities indexes and currencies, as the Co-Advisers determine is appropriate in seeking to achieve the Fund’s investment objective, unless otherwise restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. When purchasing put and call options, the Fund pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of the acquisition of securities by the Fund.

The Fund may write (i.e., sell) “covered” call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. The Fund may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is “covered” if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, exchange-traded funds (“ETFs”) or indexes.

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The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund’s total return. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When the Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation or futures commission merchant, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) though the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Swaps, Caps, Floors, Collars and Swaptions. Swaps are centrally cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

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A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

The Fund may engage in simple or more complex swap transactions involving a wide variety of underlying assets for various reasons. For example, the Fund may enter into a swap (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

The Fund may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If the Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if the Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing the Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a “credit event” triggering the seller’s payment obligations under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

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Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

Caps, floors, collars and swaptions are privately negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. The Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forward contracts between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Fund would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, the Fund’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). The Fund’s current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from the Fund. This is true whether these derivative products are used to create additional risk exposure for the Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement the Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. The Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

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Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to the Fund, these derivative products are subject to risks related to the counterparty’s creditworthiness, in addition to other risks discussed in this SAI. If a counterparty defaults, the Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, the Fund may have contractual remedies under the swap agreement. The Fund will enter into swaps only with counterparties that the Co-Advisers believe to be creditworthy.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act, CFTC rules and SEC rules, and also include commodity options and non-deliverable forwards. Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad -based stock indexes, and broad-based credit default swap indexes), regulated by the CFTC, and security-based swaps (such as equity swaps and single name credit default swaps), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps are required to register with the CFTC as swap dealers and are required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral.

Highly Volatile Markets. The prices of derivative instruments, including swaps, futures and options, can be highly volatile. Price movements of swaps, forward, futures and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Securities or commodities exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges. A suspension could render it impossible for the Co-Advisers to liquidate positions and could thereby expose the Fund to losses.

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Repurchase Agreements. Repurchase agreements are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

Reverse Repurchase Agreements and Sale-Buybacks. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities. In a sale-buyback transaction, the Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Investment Company Securities and Exchange-Traded Funds. The Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange-traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act unless a SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if: (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain registered investment companies, including ETFs, beyond the limits set forth in Section 12(d)(1)(A), subject to certain provisions of Section 12(d)(1), rules adopted by the SEC under Section 12 of the 1940 Act or terms and conditions set forth in a SEC exemptive order issued to such registered investment companies, including that such investment companies enter into an agreement with such registered investment companies.

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Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs which are in addition to the risks associated with registered investment companies generally.

The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Co-Advisers believe it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.

Termination Risk. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the Co-Advisers believe that, in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

Master Limited Partnerships. The Fund may invest in equity securities of MLPs and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a large portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

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MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes.

Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow).

Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or their satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon the purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

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Oil and Gas Securities and Related Derivatives. The Fund may gain exposure to the energy sector by investing in energy-linked derivatives, oil and gas interest holding vehicles and common, preferred, convertible and debt securities of issuers in energy-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of energy assets. The Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in energy-related industries. It is anticipated that substantially all of the equity securities of issuers in energy-related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.

Money Market Instruments. The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Co-Advisers deems appropriate under the circumstances. Pending allocation of the offering proceeds of this offering and thereafter, from time to time, the Fund also may invest in these instruments and other investment vehicles. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (the “FDIC”), and repurchase agreements.

Portfolio Turnover. The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Co-Advisers deem portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Co-Advisers, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Further, the underlying funds in which the Fund invests may experience high rates of portfolio turnover. High rates of portfolio turnover in the underlying funds may negatively impact their returns and, thus, negatively impact the returns of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Non-Diversified Status. The Fund does not intend to meet the diversification requirements of the 1940 Act as in effect from time to time. Because the Fund is “non-diversified” under the 1940 Act, it is not subject to any diversification requirements. Because the Fund is “non-diversified,” it can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

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INVESTMENT OBJECTIVES AND RESTRICTIONS

Investment Objectives.

The Fund’s investment objectives are described in the Prospectus. The Fund’s investment objectives are non-fundamental, and may be changed without shareholder approval. However, the Board must approve any changes to non-fundamental investment objectives.

Fundamental Investment Restrictions.

The Fund has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

1. The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; provided, however, that such limitation shall not apply to the Fund’s investments in the Crude Petroleum and Natural Gas Industry.

2. The Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. The Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectuses), or the next business day if the 14th day is not a business day.

In applying the Fund's policy on concentration (i.e., investing more than 25% of its total assets in the securities of issuers primarily engaged in the same industry) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

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Except for the Fund's policy with respect to borrowing, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom. The Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1⁄3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of its total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, under current law as interpreted by the SEC and its staff, any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. The Fund does not apply this restriction to (i) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the 1940 Act does provide allowances for certain borrowings. In addition, Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the fund complies with the conditions of Rule 18f-4.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

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TRUSTEES AND OFFICERS OF THE FUND

Board Responsibilities. The management and affairs of the Fund are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Fund.

The day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Co-Advisers, the Distributor and the Administrator. The Trustees are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Co-Advisers are responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Co-Advisers provide the Board with an overview of, among other things, their investment philosophies and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Fund’s Chief Compliance Officer (the “Chief Compliance Officer”), as well as personnel of the Co-Advisers and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the services provided to the Fund by the Co-Advisers and receives information about those services at its regular meetings. In addition, following an initial two-year term, on an annual basis, in connection with its consideration of whether to renew the Investment Management Agreements, the Board meets with the Co-Advisers to review such services. Among other things, the Board regularly considers the Co-Advisers’ adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, reports on the Co-Advisers’ use of derivatives in managing the Fund, if any, as well as reports on the Fund’s investments in other investment companies, if any.

The Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Co-Adviser risk assessments. At least annually, the Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers, including the Co-Advisers. The report addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Co-Advisers make regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

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From their review of these reports and discussions with the Co-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Co-Advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are [____] members of the Board, [____] of whom are not “interested persons” of the Fund, as that term is defined in the 1940 Act (“Independent Trustees”). [____], an interested person of the Fund, serves as Chairman of the Board. [____], an Independent Trustee, serves as the lead Independent Trustee. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Independent Trustees constitute more than [____] of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee and the amount of assets under management in the Fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and Governance Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.

In his role as Chairman, [____], among other things: (i) presides over board meetings; (ii) oversees the development of agendas for Board meetings; (iii) facilitates communication between the Trustees and management; and (iv) has such other responsibilities as the Board determines from time to time.

In his role as lead Independent Trustee, [____], among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Trustees and management, and among the Independent Trustees; (v) serves as a key point person for dealings between the Independent Trustees and management; and (vi) has such other responsibilities as the Board or Independent Trustees determine from time to time.

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Trustees and Officers of the Fund. Set forth below are the names, years of birth, position with the Fund and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee or officer of the Fund. There is no stated term of office for the Trustees and officers of the Fund. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Fund; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee or officer is, as applicable, Strive American Energy Income Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Fund and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustee
[____]
Independent Trustees
[____]
[____]
[____]
[____]
[____]

[1]	[____] may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of a material business or professional relationship with the principal executive officer of the Fund.

Name and Year of Birth	Position with Fund and Length of Time Served	Principal Occupations in Past 5 Years
[____]
[____]
[____]
[____]
[____]
[____]
[____]
[____]
[____]
[____]

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Individual Trustee Qualifications. The Fund has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Fund has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

[Trustee qualifications to be inserted.]

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Fund and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Fund as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Fund’s audited financial statements and considering any significant disputes between the Fund’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Fund’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Fund’s internal financial controls; (viii) reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and (ix) other audit related matters. [____] currently serve as members of the Audit Committee. [____] serves as Chair of the Audit Committee. The Audit Committee meets periodically, as necessary.

•	Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as Independent Trustees and considering proposals of and making recommendations for “interested” Trustee candidates to the Board; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at a Fund’s office. [____] currently serve as members of the Governance Committee. [____] serves as Chair of the Governance Committee. The Governance Committee meets periodically, as necessary.

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Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustee
[____]	None	None
Independent Trustees
[____]	None	None
[____]	None	None
[____]	None	None
[____]	None	None
[____]	None	None

[1]	Valuation date is [____].
[2]	The Fund is the only fund in the family of investment companies.

Board Compensation. The Fund anticipates to pay the following fees to the Trustees during the Fund’s initial fiscal year ended [Date]:

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Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex[1]
Interested Trustee
[____]	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
[____]	$[XX]	N/A	N/A	$[XX] for service on one (1) board
[____]	$[XX]	N/A	N/A	$[XX] for service on one (1) board
[____]	$[XX]	N/A	N/A	$[XX] for service on one (1) board
[____]	$[XX]	N/A	N/A	$[XX] for service on one (1) board
[____]	$[XX]	N/A	N/A	$[XX] for service on one (1) board

[1]	The Fund Complex consists solely of the Fund.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Fund will indemnify and hold harmless its Trustees against liabilities and expenses arising out of or related to their performance of their duties as a Trustee. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

MANAGEMENT

Strive. Strive Asset Management, LLC (“Strive”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) is one the Fund’s Co-Advisers. Strive oversees Lincoln’s management of the Fund and provides trading, execution and various other administrative services and supervises the overall daily affairs of the Fund. Strive’s principal offices are located at 6555 Longshore Street, Suite 220, Dublin, Ohio 43017. Strive was founded in 2022 by Vivek Ramaswamy and Anson Frericks. As of [January 31, 2024], Strive had approximately $[1.15] billion in total assets under management.

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Lincoln. LEH II Management LLC (“Lincoln”) was founded by Benjamin Schuessler to invest capital in non-operated oil and gas assets. Lincoln is registered with the SEC as an investment adviser under the Advisers Act. Lincoln has discretionary responsibility to select the Fund’s investments in accordance with the Fund’s investment objectives and strategy. To date, Lincoln has sponsored several investment vehicles including Del Rio Holdings LLC and Del Rio Royalty Company II LLC and has approximately $280 million in total assets under management. Lincoln, through its team’s decade of experience in the space, believes that a lack of investment capital in upstream oil and gas can provide investors an opportunity to earn attractive risk-adjusted returns. Lincoln also believes that it is qualified to capitalize on the opportunity due its longevity in the sector, the diverse skillsets of its management team, its management team’s reputation and relationships in the oil and gas sector, and its capital markets experience. Lincoln’s principal offices are located at 3333 S. Bannock St., Ste 500, Englewood, Colorado 80110.

Investment Management Agreement. The Fund and the Co-Advisers have entered into an Investment Management Agreement (the “Investment Management Agreement”). Pursuant to the Investment Management Agreement, the Co-Advisers provide the investment advisory services to the Fund.

The Investment Management Agreement sets forth a standard of care pursuant to which the Co-Advisers are responsible for performing services to the Fund, and also includes liability and indemnification provisions.

The continuance of the Investment Management Agreement after the first two (2) years must be specifically approved at least annually:

(i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and

(ii) by the vote of a majority of the Trustees who are not parties to such Investment Management Agreement or “interested persons” of any party thereto, cast in-person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Fund or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Co-Advisers.

Each Investment Management Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Fund or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Co-Adviser.

Because the Fund is new and has not yet commenced operations, it has not paid any management fees to the Co-Advisers under the Investment Management Agreements.

Administrator, Custodian, Transfer Agent and Distributor

Administrator. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company (“SEI”), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other funds.

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Administration Agreement with the Fund. The Fund and the Administrator have entered into an administration and transfer agency agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Fund with certain services, among other responsibilities, administrative, tax, accounting services, portfolio compliance monitoring, and financial reporting for the maintenance and operations of the Fund. In addition, the Administrator makes available certain space, equipment, personnel and facilities to provide the services to the Fund.

For its administrative services, the Administrator receives a fee, which is calculated based upon the average daily net assets of the Fund and paid monthly by the Fund. As of the date of this SAI, the Fund had not commenced operations and, therefore, had not paid any administration fees to the Administrator.

Custodian. [ ], serves as custodian (the “Custodian”) for the Fund. The Custodian maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services. The Custodian is required, upon the order of the Fund, to deliver securities held by it, in its capacity as custodian, and to make payments for securities purchased by the Fund.

Transfer Agent. [_____] serves as the transfer agent for the Fund (the “Transfer Agent”).

Distributor. The Fund and SEI Investments Distribution Co. (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The offering of the Fund’s Shares is continuous on a daily basis and the Distributor distributes the Fund Shares on a best efforts and agency basis (not as principal).

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Fund and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, by the holders of a majority of the outstanding voting securities of the Fund, upon not less than sixty (60) days’ written notice by either party.

Portfolio Management

Compensation. The Co-Advisers compensate the portfolio managers for their management of the Fund. [The portfolio managers’ compensation consists of a fixed annual salary, plus a discretionary annual bonus calculated on the following factors:

1.	Fund performance relative to a return objective and/or benchmark index;

2.	Each of the Co-Advisers corporate performance typically based upon earnings per share for a fiscal year; and

3.	Individual performance relative to annual goals and objectives.]

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Ownership of Fund Shares. [As of the date of this SAI, the portfolio managers do not beneficially own any shares of the Fund.]

Other Accounts. As of [ ], 2024, in addition to the Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Conflicts of Interests. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include privately offered investment funds(collectively, the “Other Accounts”). The Other Accounts might have a similar investment objective as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of the Other Accounts may give rise to the following potential conflicts of interest, the Co-Advisers do not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Co-Advisers believe that they have each designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their position with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund. However, the Co-Advisers have adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and the Other Accounts which, in theory, may allow a portfolio manager to allocate investment opportunities in a way that favors the Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Co-Advisers or the portfolio manager receive, or expect to receive, greater compensation from the management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is each of the Co-Adviser’s policy to manage each account based on its investment objective and related restrictions and, as discussed above, the Co-Advisers have adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio manager may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objective and related restrictions.

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CODE OF ETHICS

The Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Co-Advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage and Research Services. The Fund does not have an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities or other assets. Subject to any policy established by the Fund, the Co-Advisers are responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions in securities or other assets. Many of the Fund’s investments in Oil and Gas Interests will not be investments in the types of securities or other assets that will be subject to the brokerage allocation and other practices described in this section. However, to the extent applicable, the Fund intends to execute portfolio transactions in Oil and Gas Interests in a manner consistent with the general principles described herein.

Portfolio securities or other assets normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account the following factors, among others: execution capability, trading expertise, accuracy of execution, price, dealer spread or commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness. While the Co-Advisers generally seeks reasonably competitive prices in placing its orders, the Fund may not necessarily be paying the lowest price available.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “research services”) from securities firms which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Co-Advisers or their affiliates may receive research services from securities firms with which the Co-Advisers place the Fund’s portfolio transactions. These research services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities or other asset or instrument, recommendations as to the purchase and sale of securities or other assets or instruments and services related to the execution of securities or other transactions. The management fees paid by the Fund are not reduced because the Co-Advisers or their affiliates receive such research services even though the receipt of such research services relieves the Co-Advisers or their affiliates from expenses they might otherwise bear. Research services provided by securities firms chosen by the Co-Advisers to place the Fund’s transactions may be useful to the Co-Advisers or their affiliates in providing services to other Strive or Lincoln entities, although not all of these research services may be necessarily useful and of value to the Co-Advisers in managing the Fund. Conversely, research services provided to the Co-Advisers or their affiliates by securities firms in connection with trades executed on behalf of other Strive or Lincoln entities may be useful to the Co-Advisers in managing the Fund, although not all of these research services may be necessarily useful and of value to the Co-Advisers or their affiliates in managing such other Strive or Lincoln entities. To the extent the Co-Advisers or their affiliates use such research services, they will use them for the benefit of all Strive or Lincoln entities, as applicable, to the extent reasonably practicable.

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Affiliated Brokerage. The Fund expects that all portfolio transactions in securities or other assets will be effected on a principal basis and, accordingly, does not expect to pay any brokerage commissions. To the extent the Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities or other assets. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the Investment Company Act); (2) in the case of the purchase or sale of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (3) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities or other assets being purchased or sold on an exchange during a comparable period. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. As of the date of this SAI, there are no such affiliated persons that could perform brokerage services for the Fund.

Portfolio Turnover. Although the Fund does not have any restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities or other assets by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities or other assets exclude all securities or other assets having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and its Shareholders.

Regular Broker Dealers. The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year and state the value of such holdings.

Brokerage Commissions. The Fund is newly organized has not incurred any brokerage commissions.

REPURCHASE OFFERS

The Fund may suspend or postpone a repurchase offer only: (a) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (b) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

The Fund must maintain liquid assets equal to the repurchase offer amount from the time that the shareholder notification is sent to Shareholders until the repurchase pricing date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the repurchase offer amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the repurchase request deadline and the repurchase payment deadline. The Fund has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with these repurchase offers and the liquidity requirements. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Fund will take whatever action it deems appropriate to ensure compliance.

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The Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at NAV in accordance with the Declaration of Trust and Section 23 of the 1940 Act and Rule 23c-2 thereunder.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to Strive. A copy of Strive’s Proxy Voting Policy is attached as Exhibit A to this SAI. Due to the nature of the securities and other assets in which the Fund intends to invest, proxy voting decisions for the Fund may be limited.

The Fund is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. Form N-PX for the Fund will be available without charge, upon request, by calling [ ] and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As [ ], 2024, [___ ] owned of record or beneficially 5% or more of the outstanding Shares of the Fund. [ ] provided the initial investment in the Fund and thus owns greater than 25% of the Fund’s outstanding shares as of [ ], 2024. For so long as [ ] has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ], located at [ ], is the Fund’s independent registered public accounting firm and audits the Fund’s financial statements and performs other audit related services.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 2222 Market Street, Philadelphia, Pennsylvania 19103, is counsel to the Fund and has passed upon the validity of the Fund’s Shares.

FINANCIAL STATEMENTS

[Placeholder for Financial Statements]

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APPENDIX A

[Placeholder for Proxy Voting Policy]

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PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), will be filed as part of the Statement of Additional Information.

2.	Exhibits:

(a)(i)	Certificate of Trust, dated September 20, 2024, is filed herewith.

(a)(ii)	Agreement and Declaration of Trust, dated September 20, 2024, is filed herewith.

(b)	By-Laws, dated September 20, 2024, are filed herewith.

(c)	Not applicable.

(d)	Multiple Class Plan Pursuant to Rule 18f-3 to be filed by amendment.

(e)	Dividend Reinvest Plan to be filed by amendment.

(f)	Not applicable.

(g)	Investment Management Agreement, dated [XX], among the Registrant, Strive Asset Management, LLC ("Strive") and LEH II Management LLC (the "Lincoln" and, together with Strive, the "Co-Advisers"), to be filed by amendment.

(h)	Distribution Agreement, dated [XX], between the Registrant and SEI Investments Distribution Co. (the “Distributor”), to be filed by amendment.

(i)	Not applicable.

(j)	Custody Agreement, dated [XX], between the Registrant and [Custodian], to be filed by amendment.

(k)(i)	Transfer Agency Agreement, dated [XX], between the Registrant and [Transfer Agent], to be filed by amendment.

(k)(ii)	Administration Agreement, dated [XX], between the Registrant and SEI Investments Global Fund Services, Inc. (the “Administrator”), to be filed by amendment.

(k)(iii)	Fee Waiver Agreement, dated [XX], between the Registrant and the Co-Advisers, to be filed by amendment.

(l)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, to be filed by amendment.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm, [Auditor], to be filed by amendment.

(o)	Not applicable.

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(p)	Initial Capital Agreement, dated [XX], to be filed by amendment.

(q)	Not applicable.

(r)(i)	Code of Ethics of the Registrant, dated [XX], to be filed by amendment.

(r)(ii)	Code of Ethics of Strive, dated [XX], to be filed by amendment.

(r)(iii)	Code of Ethics of Lincoln, dated [XX], to be filed by amendment..

(r)(iv)	Code of Ethics of the Distributor, dated [XX], to be filed by amendment.

(r)(v)	Code of Ethics of the Administrator, dated [XX], to be filed by amendment.

(s)	Powers of Attorney to be filed by amendment.

Item 26: Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference.

Item 27: Other Expenses of Issuance and Distribution*

Securities and Exchange Commission Fees	$[ ]
Financial Industry Regulatory Authority, Inc. Fees	$[ ]
Printing and Engraving Expenses	$[ ]
Legal Fees	$[ ]
Listing Fees	$[ ]
Accounting Expenses	$[ ]
Blue Sky Filing Fees and Expenses	$ -
Miscellaneous Expenses	$[ ]
Total	$[ ]

*	These items are paid by the Co-Advisers, not the Registrant.

Item 28: Persons Controlled by or under Common Control with Registrant

The information in the Statement of Additional Information under the headings “Control Persons and Principal Shareholders” and “Trustees and Officers of the Fund” is incorporated by reference.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of [ ], 2024 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Class I Shares	[ ]

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

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Item 31: Business and Other Connections of Investment Advisers

Strive Asset Management, LLC serves as an investment adviser for the Registrant. The principal address of the Adviser is 6555 Longshore Street, Suite 220, Dublin, Ohio 43017. Strive is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of [ ], 2024.

Unless otherwise noted, the address of all the companies listed below is 6555 Longshore Street, Suite 220, Dublin, Ohio 43017.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company

LEH II Management LLC serves as an investment adviser for the Registrant. The principal address of the Adviser is 3333 S. Bannock St., Ste 500, Englewood, Colorado 80110. Lincoln is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of [ ], 2024.

Unless otherwise noted, the address of all the companies listed below is 3333 S. Bannock St., Ste 500, Englewood, Colorado 80110.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company

Item 32. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of Strive Asset Management, LLC, 6555 Longshore Street, Suite 220, Dublin, Ohio 43017, LEH II Management LLC, 3333 S. Bannock St., Ste 500, Englewood, Colorado 80110, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, [Custodian], [Address], and [Transfer Agent], [Address]. [To be updated by amendment]

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

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2.	Not applicable.

3.	The Registrant undertakes that:

(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (“Securities Act”);

(2)	To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” in the effective registration statement.

(3)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	If the Registrant is relying on Rule 430B:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

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(2)	each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	Free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3)	The portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes that:

a.	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

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5.	Not applicable.

6.	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania, on the 25th day of October, 2024.

STRIVE AMERICAN ENERGY INCOME FUND

By:	/s/ Michael Beattie
Michael Beattie
Trustee and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

/s/ Michael Beattie	Trustee and President	October 25, 2024
Michael Beattie

/s/ Andrew Metzger	Treasurer, Controller &	October 25, 2024
Andrew Metzger	Chief Financial Officer

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EXHIBIT INDEX

(a)(i)	Certificate of Trust, dated September 20, 2024
(a)(ii)	Agreement and Declaration of Trust, dated September 20, 2024
(b)	By-Laws, dated September 20, 2024

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